FRANKLIN
CUSTODIAN
FUNDS, INC.
Semi-Annual Report
March 31, 1997

CONTENTS


PRESIDENT'S LETTER1

FUND REPORTS

 Franklin Growth Fund                                                  2

 Franklin Utilities Fund                                               7

 Franklin Income Fund                                                  12

 Franklin U.S. Government

Securities Fund                                                        17
 Franklin DynaTech Fund                                                23

STATEMENT OF INVESTMENTS                                               27

FINANCIAL STATEMENTS                                                   47

May 15, 1997


Dear Shareholder:


We are pleased to bring you the Franklin Custodian Funds, Inc. semi-annual report for the period ended March 31, 1997.

A growing sense of nervousness from market participants and the Federal Reserve Board shadowed the stock market's seemingly untethered rise over the last six months. The question on everyone's mind: How high can the market go? The Dow Jones Industrial Average, (the Dow) gained roughly 1,000 points during the reporting period, pushing through the 7000-point mark for the first time in mid-February 1997. A variety of catalysts contributed to this rise during the reporting period, including low inflation, moderate growth and low interest rates.*

The Dow peaked at 7085 in early March, two days before it slid more than 160 points. A quarter-point rate hike by the Federal Reserve Board later in the month, and subsequent market declines -- closing March 31, 1997, at 6583 -- has caused concern about the market's short-term direction. Analysts may speculate where it will go, but keep in mind that such volatility is a normal part of investing.*

*Source: Bloomberg.

I would like to remind you once again of several ways that may help you deal with the ups and downs of financial markets. First, develop a long-term investment plan based on reasonable financial goals. Stay focused on the plan and periodically consult with your investment representative to make sure your investments match your goals. To help reduce concern about short-term market volatility, stay focused on your long-term goals.

Next, consider using an investment technique called Dollar Cost Averaging.** By investing a fixed dollar amount at regular intervals, such as each month, you automatically buy more shares when prices are low and fewer when prices are high. As a result, you may significantly reduce your average cost per share. Of course, no investment technique can ensure a profit or completely protect against loss. But Dollar Cost Averaging does provide a simple investment strategy that may minimize the effects of market volatility and help make the most of your investment dollars.


**When using this strategy, you should consider your financial ability to continue purchases through periods of low price levels or changing economic conditions. For more information on Dollar Cost Averaging, see your investment representative, or call Franklin Templeton Fund Information, toll free, at 1-800/ DIAL BEN (1-800/342-5236).

Finally, diversify your investments. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. On the pages that follow, you will find detailed discussions of the five funds included in this report. While each fund has a distinct investment objective, management is dedicated to providing shareholders with careful investment selection, diversification and constant professional supervision.


We welcome your questions, thank you for your support, and look forward to serving you in the years to come.


Sincerely,


Charles B. Johnson
President
Franklin Custodian Funds, Inc.


FRANKLIN GROWTH FUND

Your Fund's Objective:

Seeks capital appreciation by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation.

The big news over the last six months has been the large flow of capital into equity securities. In fact, the Dow Jones Industrial Average(R) set a number of record high closings, including closing above the 7000-point mark for the first time on February 13, 1997. And while economic growth was relatively moderate (first quarter 1997 GDP was estimated at an annualized rate of 2.2%), the meteoric rise of the stock market prompted some degree of fear on the part of the Federal Reserve Board. The chief topic on Wall Street over the last six months was whether the Federal Open Market Committee would increase the federal funds rate. The rate was increased a quarter point in March, but we have not yet seen major changes in the economy.

As the market continued to rise during the reporting period, we became increasingly cautious in our investment selections. We have de-emphasized companies that are extremely sensitive to the business cycle because of lofty price/earnings ratios and the long-elapsed time between business lows. In fact, no more than 20% of the fund's portfolio was invested in what we consider highly cyclical issues at the end of the reporting period.

On March 31, 1997, the fund owned stocks of 89 companies in a diverse group of industries, including transportation, health care, entertainment, aerospace, communications, and energy and energy services. Broad diversification can help soften the effects of market volatility because strong performance in one sector may offset weak performance in another. Nearly a third of our portfolio (29.2%) was in cash on March 31, 1997. While that may seem excessive, the net result of such a large cash position is that $.71 of every dollar you have invested with us was in common stock at the end of the reporting period. The remaining $.29 continued to earn interest in short-term securities while awaiting good investment opportunities.


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Growth Fund

Top Ten Holdings on March 31, 1997
Based on Total Net Assets

                                                                   % of Total
Company                         Industry                           Net Assets
Schering-Plough Corp.           Pharmaceuticals                         2.62%
Minnesota Mining &
Manufacturing Co.               Diversified Manufacturers               2.51%
Computer Sciences Corp.         Data Services                           2.22%
Pfizer, Inc.                    Pharmaceuticals                         2.15%
AMR Corp.                       Transportation                          2.05%
UAL Corp.                       Transportation                          1.81%
Disney (Walt) Company           Communications &
Entertainment                                                           1.78%
Johnson & Johnson, Inc.         Health Care-Diversified                 1.69%
Delta Airlines, Inc.            Transportation                          1.68%
Raytheon Co.                    Aerospace & Defense                     1.60%

For a complete list of portfolio holdings, please see page 27 of this report.


Many sectors performed well throughout the period, but the pharmaceuticals sector's performance is particularly noteworthy. Two of our holdings in that sector appreciated more than 30% in value over the last six months, and another increased 26%. Regarding individual stock performance, the biggest success story in this period was Avery Dennison Corp., a major supplier of business labels and office equipment. Its stock rose 54% -- a strong gain in only six months. There are disappointments, too, when you own a broad list of stocks. Cisco Systems, Inc. did not meet our expectations over the period. We were also disappointed by the performances of Computer Sciences, Lockheed Martin Corp., Raytheon Co., and U.S. Surgical Corp.

There are changes in our top ten portfolio holdings since our last report. American Home Products Corp., a strong performer six months ago, and Boeing Co. did not make the list. In their places we now have Delta Airlines, Inc. and UAL Corp. On March 31, 1997, Schering-Plough was our largest single holding in the portfolio.

Looking forward, we believe that, although corporate earnings will vary by industry sector, the economy should continue to grow moderately and inflation should remain under control. It is our job to adjust to all types of economic environments, and we are confident that our value-oriented approach to investing should position the fund to perform well in the future.

Please note that this discussion reflects the strategies we employed for the fund during the six-month reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

PERFORMANCE SUMMARY

CLASS I
Your fund's share price, as measured by net asset value, increased 63 cents, from $22.84 on September 30, 1996, to $23.47 on March 31, 1997.

During the reporting period, shareholders received distributions totaling 22.7 cents ($0.227) per share in dividend income and 20.2 cents ($0.202) per share in long-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

The Franklin Growth Fund produced a total return of +4.60% for the six-month period ended March 31, 1997. Total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.


Franklin Growth Fund


Class I
Periods ended March 31, 1997

                                                         Since
                                                      Inception
                      1-Year    5-Year     10-Year     (3/31/48)
Cumulative
Total Return1         10.81%    86.88%     223.97%    17,208.40%
Average Annual
Total Return2          5.81%    12.28%      11.96%       10.99%
Value of a
$10,000
Investment3           $10,581   $17,843    $30,936    $1,654,058
                      3/31/93   3/31/94    3/31/95      3/31/96    3/31/97
Total Return4          3.84%     1.06%     20.43%       33.44%     10.81%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total returns measure the average annual change in value of an investment over the periods indicated and include the 4.5% maximum sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the maximum 4.5% initial sales charge.

4. Total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund implemented a plan of distribution under Rule 12b-1 and eliminated the sales charge on reinvested dividends, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value and reflect 12b-1 fees from the date of the plan's implementation. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II
Your fund's share price, as measured by net asset value, increased 60 cents, from $22.62 on September 30, 1996, to $23.22 on March 31, 1997.

During the reporting period, shareholders received distributions totaling 15.32 cents ($0.1532) per share in dividend income and 20.2 cents ($0.202) per share in long-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

The Franklin Growth Fund produced a total return of +4.19% for the six-month period ended March 31, 1997. Total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

Franklin Growth Fund


Class II
Periods ended March 31, 1997



                                               Since
                                             Inception
                                   1-Year    (5/1/95)
Cumulative
Total Return1                       9.97%     42.03%
Average Annual
Total Return2                       7.87%     19.46%
Value of a
$10,000
Investment3                        $10,787    $14,061

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total returns measure the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charges.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY

Advisor Class

Your fund's share price, as measured by net asset value, increased 25 cents, from $23.24 at inception on January 2, 1997, to $23.49 on March 31, 1997.

The Franklin Growth Fund - Advisor Class shares did not pay dividend distributions for the period ended March 31, 1997.

Franklin Growth Fund

Advisor Class
Periods ended March 31, 1997



                                               Since
                                             Inception
                                             (1/2/97)
Cumulative
Total Return1                                  1.08%


1. Cumulative total return measures the change in value of an investment over the period indicated. See Note below.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN UTILITIES FUND
 Your Fund's Objective:

Seeks both capital appreciation and current income from a portfolio of public utility industry securities.


Over the last six months, the U.S. economy continued to show signs of moderate growth and inflation. The Gross Domestic Product (GDP) grew at an annualized rate of 3.9% in the fourth quarter of 1996, and was predicted by economists to continue along those lines in the first quarter of 1997. This stable economic environment contributed to relatively unchanged yields on long-term government securities; in particular, 30-year U.S. Treasury bonds were yielding 6.93% on September 30, 1996, and ended the reporting period at 7.10%. The U.S. stock market continued to appreciate over most of the reporting period, driven primarily by the stable economic climate. In fact, the S&P 500(R) posted a total return of 11.24% for the six-month period ended March 31, 1997.

Throughout the reporting period, electric utility stocks were unable to keep pace with broader stock market indices for a number of reasons -- among these were investor uncertainty regarding regulatory reforms within the industry, and a stronger-than-expected economy which led investors away from utilities and into other equity securities. Consequently, as shown in the performance summary on page 9, the Franklin Utilities Fund's Class I shares turned in a six-month total return of +3.17% -- slightly better than that of the S&P(R) Electric Utilities Index (1.52%).

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The fund's asset composition changed relatively little in the last six months. On March 31, 1997, 86.7% of the portfolio's total net assets was in stocks, 12.2% in corporate bonds, and the remaining 1.1% was in cash and other short-term investments. Regarding our stock positions, we significantly lowered our exposure to companies operating in the state of Texas due to the heightened regulatory uncertainty and risk.

Franklin Utilities Fund


Top Ten Holdings on March 31, 1997
Based on Total Net Assets

                                                                     % of Total
Company                                                              Net Assets
Pacific Gas & Electric                                                 4.44%
Florida Progress Corp.                                                 4.17%
FPL Group, Inc.                                                        4.09%
Southern Co.                                                           3.97%
CINergy Corp.                                                          3.81%
Allegheny Power System, Inc.                                           3.81%
Duke Power Co.                                                         3.74%
SCANA Corp.                                                            3.49%
TECO Energy, Inc.                                                      3.47%
Dominion Resources, Inc.                                               3.43%

For a complete list of portfolio holdings, please see page 34 of this report.


Over the reporting period, we continued to emphasize electric utility companies that we believe are best prepared to enter today's deregulated and competitive market. In particular, we seek companies that possess consistent, predictable earnings growth and steady demand fundamentals. We also look for companies that retain excellent management teams focused on developing successful, post-monopoly-environment strategies. Additionally, we monitor the telephone and gas utility companies for investment opportunities. Telephone and gas companies are much further along in the process of restructuring and deregulation and, as a result, have significant dividend and earnings growth opportunities.

We expect that restructuring within the electric utility industry will continue to be a major influence on electric utility stock prices. Restructuring plans are being contemplated -- and in some cases implemented -- at both state and federal levels. To date, we have been encouraged by these developments in many states. These solutions continue to be created in such a manner that both the customer and the utility company receive benefit. If the utility companies' financial health is not compromised and if this trend were to continue in more states, we could expect valuations of electric utilities to improve.

On the whole, we believe that electric utility stocks are valued at the lower range of their historical parameters. The steady and predictable demand for electricity combined with high dividends are favorable characteristics of conservative, defensive instruments which continue to offer investors attractive long-term, total return prospects.

PERFORMANCE SUMMARY

CLASS I
Your fund's share price, as measured by net asset value, declined 37 cents, from $9.73 on September 30, 1996, to $9.36 on March 31, 1997.

During the reporting period, shareholders received distributions totaling 26.2 cents ($0.262) per share in dividend income and 42.7 cents ($0.427) per share in long-term capital gains. Based on an annualization of the current quarterly dividend of 13.1 cents ($0.131) per share and the maximum offering price of $9.78 on March 31, 1997, the fund's distribution rate was 5.36%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

The Franklin Utilities Fund produced a total return of +3.17% for the six-month period ended March 31, 1997. Total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

Franklin Utilities Fund


Class I
Periods ended March 31, 1997


                                                            Since
                                                          Inception
                          1-Year    5-Year     10-Year    (9/30/48)
Cumulative
Total Return1              1.59%    48.06%     127.79%   10,584.21%
Average Annual
Total Return2             -2.72%     7.23%      8.11%       10.01%
Value of a
$10,000
Investment3               $9,728    $14,179    $21,801   $1,021,146
Distribution Rate4         5.36%
30-Day Standardized Yield5 5.30%
                          3/31/93   3/31/94    3/31/95     3/31/96      3/31/97
Total Return6             23.79%    -7.16%      2.25%      24.02%       1.59%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total returns measure the average annual change in value of an investment over the periods indicated and include the 4.25% maximum sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the maximum 4.25% initial sales charge.

4. Distribution rate is based on an annualization of the fund's current 13.1 cent per share quarterly dividend and the maximum offering price of $9.78 on March 31, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

6. Total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund implemented a plan of distribution under Rule 12b-1 and eliminated the sales charge on reinvested dividends, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value and reflect 12b-1 fees from the date of the plan's implementation. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II
Your fund's share price, as measured by net asset value, declined 37 cents, from $9.72 on September 30, 1996, to $9.35 on March 31, 1997.

During the reporting period, shareholders received distributions totaling 22.99 cents ($0.2299) per share in dividend income and 42.7 cents ($0.427) per share in long-term capital gains. Based on an annualization of the current quarterly dividend of 11.13 cents ($0.1113) per share and the offering price of $9.44 on March 31, 1997, the fund's distribution rate was 4.72%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

The Franklin Utilities Fund produced a total return of +2.84% for the six-month period ended March 31, 1997. Total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

Franklin Utilities Fund

Class II
Periods ended March 31, 1997



                                               Since
                                             Inception
                                   1-Year    (5/1/95)
Cumulative
Total Return1                       1.00%     22.49%
Average Annual
Total Return2                      -0.90%     10.58%
Value of a
$10,000
Investment3                        $9,910     $12,125
Distribution Rate4             4.72%
30-Day Standardized Yield5     4.92%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total returns measure the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charges.

4. Distribution rate is based on an annualization of the fund's current 11.13 cent per share quarterly dividend and the offering price of $9.44 on March 31, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY

Advisor Class


Your fund's share price, as measured by net asset value, declined 19 cents, from $9.55 at inception on January 2, 1997, to $9.36 on March 31, 1997.

During the abbreviated three-month reporting period, shareholders received distributions totaling 13.42 cents ($0.1342) per share in dividend income. Based on an annualization of the current quarterly dividend of 13.42 cents ($0.1342) per share and the fund's net asset value price of $9.36 on March 31, 1997, the fund's distribution rate was 5.74%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

Franklin Utilities Fund


Advisor Class
Periods ended March 31, 1997

                                               Since
                                             Inception
                                             (1/2/97)
Cumulative
Total Return1                                 -0.62%
Distribution Rate2             5.74%
30-Day Standardized Yield3     5.67%

1. Cumulative total return measures the change in value of an investment over the period indicated. See Note below.

2. Distribution rate is based on an annualization of the fund's current 13.42 cent per share quarterly dividend and the $9.36 share price on March 31, 1997.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN INCOME FUND

Your Fund's Objective:


Seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

Driven by solid economic growth, low inflation and healthy corporate earnings, the stock market continued to appreciate during the six-month period under review. The overall bond market, however, experienced volatility amid inflation concerns. Still, it finished out the six months relatively unchanged, with the 30-year U.S. Treasury bond yielding 7.10% on March 31, 1997, up slightly from 6.93% on September 30, 1996. Most of the fund's sectors performed well over the reporting period.

As you know, we have the flexibility to adjust the portfolio's mix of stocks, bonds and cash depending on market conditions and investment opportunities. Overall sector weightings in the portfolio, however, did not change significantly during the six-month period. Net cash inflows were used to maintain existing weightings and initiate new positions in securities we found to offer attractive values. On March 31, 1997, 54.6% of the fund's total net assets was invested in bonds, 38.5% in stocks, and 6.9% in cash.

The fund's fixed-income holdings consisted of corporate, foreign, and U.S. Treasury bonds. We added to our Treasury holdings in March amid weakness caused in part by concerns over the potential -- and subsequently realized -- federal funds rate increase.

Our foreign bond positions turned in strong performances during the reporting period. In November, during a Latin bond market rally, we sold our position in Ecuadorian Brady bonds due to higher political risk following mid-year elections. We also took advantage of strength in the portfolio's Mexican Brady bonds by swapping into Brazilian Brady bonds, which appeared to offer better total return potential.

Corporate bonds, which continued to represent our largest fixed-income weighting, performed relatively well over the reporting period despite interest rate volatility. When initiating corporate bond positions, we use our extensive credit research capabilities in seeking bonds with attractive yield and capital appreciation potential. We initiated a number of new positions over the period, including International Home Foods (Food & Beverage) and The William Carter Co. (Apparel & Textiles). We also purchased bonds issued to refinance the fund's existing positions in Anacomp (Information Technology) and Revlon Worldwide (Cosmetics) to take advantage of their continued positive business and credit prospects.

Most of the fund's equity positions performed well during the reporting period, with energy and pharmaceutical stocks leading the way. We continued to scale back our pharmaceutical holdings during the six-month period, from 1.9% to 0.8% of total net assets, as we believe the appreciation potential for these stocks is limited at current valuations. Increasing oil and natural gas prices kept energy stocks strong during most of the period, but these stocks sold off in February due to an overall weakness in energy prices. We took advantage of this weakness by adding to existing positions and initiating convertible positions in Nuevo Energy and Swift Energy.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We maintained our weighting in utility stocks over the reporting period (20.1% of total net assets) as we believe many utility stocks are undervalued and offer attractive, high current income. In addition, many utility companies made significant progress in adapting to industry deregulation through cost cutting, consolidation, and diversifying into unregulated -- but related -- business lines. Over the six months, we added to existing positions in the portfolio and also initiated a position in MidAmerica Energy, a mid-western electric and natural gas utility.

Looking at other sectors in the portfolio, we initiated new convertible positions in Host Marriott (Lodging) and Titanium Metals (Metals). These securities provide attractive income and downside protection while offering equity upside potential related to positive fundamental trends at the company and industry levels. Additionally, due to valuation concerns, we recognized significant gains on the fund's Altera Corp. convertible bond position we purchased during the technology sell-off last July.

Please note that this discussion reflects the strategies we employed for the fund during the six-month reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

With the stock market near all-time highs, we remain selective and opportunistic as we search for attractive investments. We are comfortable with the fund's 6.9% cash position on March 31, 1997, and feel that it should provide us with the ability to take advantage of investment opportunities as they arise.


PERFORMANCE SUMMARY

CLASS I
Your fund's share price, as measured by net asset value, increased 2 cents, from $2.30 on September 30, 1996, to $2.32 on March 31, 1997.


During the reporting period, shareholders received distributions totaling 9 cents ($0.09) per share in dividend income and 1 cent ($0.01) per share in long-term capital gains. Based on an annualization of the current monthly dividend of 1.5 cents ($0.015) per share and the maximum offering price of $2.42 on March 31, 1997, the fund's distribution rate was 7.44%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.


The Franklin Income Fund produced a total return of +5.25% for the six-month period ended March 31, 1997. Total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.





Franklin Income Fund


Class I
Periods ended March 31, 1997


                                                              Since
                                                            Inception
                            1-Year      5-Year   10-Year    (8/31/48)
Cumulative
Total Return1                9.97%      64.96%   164.48%   18,616.98%
Average Annual
Total Return2                5.37%       9.55%    9.72%       11.27%
Value of a
$10,000
Investment3                 $10,537     $15,779  $25,294   $1,793,712
Distribution Rate4           7.44%
30-Day Standardized Yield5   7.43%
                            3/31/93     3/31/94  3/31/95     3/31/96     3/31/97
Total Return6               16.65%       6.72%    2.78%      17.23%      9.97%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total returns measure the average annual change in value of an investment over the periods indicated and include the 4.25% maximum sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the maximum 4.25% initial sales charge.

4. Distribution rate is based on an annualization of the fund's current 1.5 cent per share monthly dividend and the maximum offering price of $2.42 on March 31, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997. High yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

6. Total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund implemented a plan of distribution under Rule 12b-1 and eliminated the sales charge on reinvested dividends, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value and reflect 12b-1 fees from the date of the plan's implementation. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II
Your fund's share price, as measured by net asset value, increased 3 cents, from $2.30 on September 30, 1996, to $2.33 on March 31, 1997.

During the reporting period, shareholders received distributions totaling 8.4 cents ($0.084) per share in dividend income and 1 cent ($0.01) per share in long-term capital gains. Based on an annualization of the current monthly dividend of 1.4 cents ($0.014) per share and the offering price of $2.35 on March 31, 1997, the fund's distribution rate was 7.15%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

The Franklin Income Fund produced a total return of 5.44% for the six-month period ended March 31, 1997. Total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.


Franklin Income Fund


Class II
Periods ended March 31, 1997


                                               Since
                                             Inception
                                   1-Year    (5/1/95)
Cumulative
Total Return1                       9.39%     24.77%
Average Annual
Total Return2                       7.46%     11.70%
Value of a
$10,000
Investment3                        $10,746    $12,363
Distribution Rate4             7.15%
30-Day Standardized Yield5     7.11%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total returns measure the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charges.

4. Distribution rate is based on an annualization of the fund's current 1.4 cent per share monthly dividend and the offering price of $2.35 on March 31, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997. High yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. PERFORMANCE SUMMARY ADVISOR CLASS Your fund's share price, as measured by net asset value, declined 2 cents, from $2.34 at inception on January 2, 1997, to $2.32 on March 31, 1997.

During the abbreviated three-month reporting period, shareholders received distributions totaling 4.56 cents ($0.0456) per share in dividend income. Based on an annualization of the current monthly dividend of 1.53 cents ($0.0153) per share and the fund's net asset value price of $2.32 on March 31, 1997, the fund's distribution rate was 7.91%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

Franklin Income Fund

Advisor Class
Periods ended March 31, 1997


                                               Since
                                             Inception
                                             (1/2/97)
Cumulative
Total Return1                                  1.08%
Distribution Rate2             7.91%
30-Day Standardized Yield3     7.87%


1. Cumulative total return measures the change in value of an investment over the period indicated. See Note below.

2. Distribution rate is based on an annualization of the fund's current 1.53 cent per share monthly dividend and the price of $2.32 on March 31, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997. High yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN U.S. GOVERNMENT SECURITIES FUND
Your Fund's Objective:


Seeks high current income from a portfolio of U.S. government securities.




Shareholders often ask:

What is "prepayment risk?"

In general, prepayment refers to paying a debt obligation before it is due. Homeowners, for instance, may prepay their mortgage -- by refinancing -- when interest rates are low. Prepayment risk is a situation experienced by the mortgage lender. There is the risk that the borrower -- or homeowner, in this case -- will prepay his high interest rate loan and replace it with a low interest rate loan. When this occurs, the lender loses his high interest earnings and is forced to now lend money at the current, lower interest rate. This is why mortgage passthrough securities (such as the ones in which the fund invests) offer more income than comparable, non-callable Treasuries -- as compensation for risk. Keep in mind that prepayment risk is more than just refinancing risk. General economic conditions can result in increased housing turnover. In fact, any number of situations, including relocation, death, and divorce, may result in a home being sold and its mortgage paid off.

The Franklin U.S. Government Securities Fund experienced positive performance over the six-month reporting period as the fund's Government National Mortgage Association (GNMA) investments did well. Although we can invest in a variety of government securities, we like GNMAs for their incremental income and moderate price volatility. The GNMA guarantee of principal and interest is backed by the full faith and credit of the U.S. government.*


*Individual securities owned by the fund, but not shares of the fund, are guaranteed by the U.S. government as to the timely payment of principal and interest.

The U.S. economy grew fairly fast over the six-month reporting period as strong U.S. equity markets and robust labor markets boosted consumer confidence and encouraged strong consumer spending. Housing markets continued to be strong, supporting increased demand for durable goods. Also, despite a strong dollar, U.S. export growth was surprisingly strong during the fourth quarter of 1996. Spending during the fourth quarter expanded faster than inventory growth, setting the stage for higher production in the first quarter of 1997.

As reports of strong growth surfaced in the fourth quarter of 1996, U.S. interest rates -- which had declined from the third quarter into December 1996 -- reversed course and pushed higher. Investors feared that with labor markets tight, higher growth would continue to push wage growth higher. This could eventually be passed on to consumers in the form of higher prices. To no one's surprise, the Federal Reserve Board nudged the federal funds rate slightly higher at the Federal Open Market Committee meeting in March, citing heightened inflation risk as the reason behind the quarter-point increase.

The mortgage passthrough market experienced lower prepayment risk as yields were higher throughout most of 1996. This helped the mortgage passthroughs perform well compared with other government bonds (including U.S. Treasury bonds) as investors benefited from the added yield these securities provided. With 1996 interest rate movements being less volatile than those of 1994 and 1995, investors were not exposed to the variability in average life that these securities tend to exhibit during periods of rate volatility.


GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT


The chart on page 18 illustrates the fund's risk/return profile relative to 10- and 30-year U.S. Treasuries and one-year certificates of deposit. Using volatility as a measure of risk, the fund's risk-adjusted return performed better than that of 10-year U.S. Treasuries.

Over the next several months, we expect interest rate volatility may increase, which could cause yield spreads to widen. However, the general level of prepayment risk should remain muted, encouraging investments in these securities. Looking forward, we anticipate that GNMA securities should continue to provide you with an attractive source of income.


GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE SUMMARY

CLASS I
Your fund's share price, as measured by net asset value, declined two cents, from $6.72 on September 30, 1996, to $6.70 on March 31, 1997.

During the reporting period, shareholders received distributions totaling 24.6 cents ($0.246) per share in dividend income. Based on an annualization of the current monthly dividend of 4.1 cents ($0.041) per share and the maximum offering price of $7.00 on March 31, 1997, the fund's distribution rate was 7.03%. A comparable yield based on the redemption value of the net asset value price on the same day was 7.60%. Of course, past performance is not predictive of future results.

The Franklin U.S. Government Securities Fund produced a total return of +3.39% for the six-month period ended March 31, 1997. Total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

Franklin U.S. Government
Securities Fund

Class I
Periods ended March 31, 1997



                                                                     Since
                                                                   Inception
                                 1-Year    5-Year     10-Year      (2/1/77)
Cumulative
Total Return1                     5.99%    37.60%     113.99%       595.01%
Average Annual
Total Return2                     1.52%     5.68%      7.44%         7.32%
Distribution Rate3                7.03%
30-Day Standardized Yield4        6.68%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total returns measure the average annual change in value of an investment over the periods indicated and include the 4.25% maximum sales charge. See Note below.

3. Distribution rate is based on an annualization of the fund's current 4.1 cent per share monthly dividend and the maximum offering price of $7.00 on March 31, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund implemented a plan of distribution under Rule 12b-1 and eliminated the sales charge on reinvested dividends, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value and reflect 12b-1 fees from the date of the plan's implementation. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II
Your fund's share price, as measured by net asset value, declined two cents, from $6.70 on September 30, 1996, to $6.68 on March 31, 1997.

During the reporting period, shareholders received distributions totaling 22.68 cents ($0.2268) per share in dividend income. Based on an annualization of the current monthly dividend of 3.78 cents ($0.0378) per share and the offering price of $6.75 on March 31, 1997, the fund's distribution rate was 6.72%. Of course, past performance is not predictive of future results.

The Franklin U.S. Government Securities Fund produced a total return of 3.10% for the six-month period ended March 31, 1997. Total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

Franklin U.S. Government
Securities Fund
Class II
Periods ended March 31, 1997

                                               Since
                                             Inception
                                   1-Year    (5/1/95)
Cumulative
Total Return1                       5.44%     13.88%
Average Annual
Total Return2                       3.39%      6.43%
Distribution Rate3             6.72%
30-Day Standardized Yield4     6.36%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total returns measure the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See Note below.

3. Distribution rate is based on an annualization of the fund's current 3.78 cent per share monthly dividend and the offering price of $6.75 on March 31, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
ADVISOR CLASS
Your fund's share price, as measured by net asset value, declined six cents, from $6.76 at inception on January 2, 1997, to $6.70 on March 31, 1997.

During the abbreviated three-month reporting period, shareholders received distributions totaling 12.41 cents ($0.1241) per share in dividend income. Based on an annualization of the current monthly dividend of 4.16 cents ($0.0416) per share and the fund's net asset value price of $6.70 on March 31, 1997, the fund's distribution rate was 7.45%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

Franklin U.S. Government
Securities Fund
Advisor Class
Period ended March 31, 1997


                                               Since
                                             Inception
                                             (1/2/97)
Cumulative
Total Return1                                  0.94%
Distribution Rate2             7.45%
30-Day Standardized Yield3     7.08%




1. Cumulative total return measures the change in value of an investment over the period indicated. See Note below.

2. Distribution rate is based on an annualization of the fund's current 4.16 cent per share monthly dividend and the price of $6.70 on March 31, 1997.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN DYNATECH FUND

Your Fund's Objective:

Seeks capital appreciation from a portfolio of companies emphasizing technological development in fast-growing industries or in situations management considers undervalued.

During the six months under review, modest growth and low inflation created favorable conditions for most equity markets. Technology stocks as a group, however, experienced both a significant rise and a subsequent correction during the reporting period.

Despite this volatility, the Franklin DynaTech Fund's Class I shares posted a cumulative total return of +10.31% for the reporting period, and +25.31% for the one-year period, ended March 31, 1997, as discussed in the Performance Summary on page 25.

The fund benefited during the period from the strong performance of several top holdings, including Microsoft and Intel. Although we realized a net gain from selling some of our Intel shares, the corporation remained our largest holding, and we maintain our long-term favorable outlook for it.

Investments in the pharmaceuticals sector also enhanced fund performance. Holdings such as Warner-Lambert Co., Merck & Co., and Schering-Plough Corp. posted solid gains during the last six months.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT



We continue to focus on companies that are industry leaders and/or possess superior management teams. The fund is heavily weighted in exciting growth areas such as semiconductors, computer software and hardware, networking and data services. During the period, we established new positions in SABRE Group, a leading provider of electronic travel distribution information; Forrester Research, a leading, independent information technology research firm; Network Services, a provider of network management; and West TeleServices, a leading provider of operator-oriented telecommunications services. We patiently await attractive opportunities to invest in additional pharmaceutical and health-care related companies.


Looking forward, we are cautiously optimistic about the long-term prospects for technology companies. In late March, the Federal Reserve raised short-term interest rates in an effort to slow economic growth and keep inflation near its current low level. Although this created a temporary environment of uncertainty, we believe exciting long-term growth opportunities can be found in companies providing productivity enhancements and technological developments.


As we approach the next century, we believe that companies fitting our investment criteria will enjoy steady growth. There are, of course, special risks involved in aggressively seeking capital appreciation, including investment in securities of a more speculative nature, with a greater emphasis on short-term trading profits. These risks are further discussed in the fund's prospectus.


This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.


We appreciate your participation in the Franklin DynaTech Fund and look forward to serving your investment needs in the months and years to come.


Franklin DynaTech Fund

Top Ten Holdings on March 31, 1997
Based on Total Net Assets

                                                 % of Total
Company                   Industry               Net Assets
Intel Corp.               Semiconductor/
Manufacturers                                         16.6%
Motorola, Inc.            Telecommunications           6.7%
Microsoft Corp.           Computer Software            6.6%
Hewlett-Packard Co.       Computer Hardware            4.2%
Compaq Computer Corp.     Computer Hardware            3.0%
Toys    Us, Inc.          Retail                       2.4%
Cisco Systems, Inc.       Networking                   2.3%
Thermo Electron Corp.     Precision Instruments/
Test Equipment                                         2.1%
Warner-Lambert Co.        Pharmaceuticals              2.1%
WMX Technologies, Inc.    Environmental Services       2.0%

For a complete list of portfolio holdings, please see page 31 of this report.

PERFORMANCE SUMMARY

CLASS I
The Franklin DynaTech Fund reported a total return of +10.31% for the six-month period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the fund's initial sales charge.


The fund's share price, as measured by net asset value, increased $1.00, from $14.03 on September 30, 1996, to $15.03 on March 31, 1997. During the reporting period, shareholders received distributions totaling 5.5 cents ($0.055) per share in dividend income and 39.9 cents ($0.399) per share in capital gains, of which .33 cent ($.0033) represented short-term gains and 39.57 cents ($0.3957) represented long-term gains. Of course past performance does not guarantee future results, and distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.


Franklin DynaTech Fund

Class I
Periods ended March 31, 1997

                                                            Since
                                                           Inception
                      1-Year    5-Year     10-Year         (1/1/68)
Cumulative
Total Return1         25.31%    91.17%     223.13%         1,205.23%
Average Annual
Total Return2         19.69%    12.79%      11.94%           9.00%
Value of
$10,000
Investment3           $11,969   $18,256    $30,880         $124,490
                      3/31/93   3/31/94    3/31/95          3/31/96     3/31/97
Total Return4          7.78%     4.36%     12.18%           20.90%      25.31%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and include the initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II
The Franklin DynaTech Fund reported a total return of +9.88% for the six-month period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the fund's sales charges.


The fund's share price, as measured by net asset value, increased $.94, from $14.03 on September 30, 1996, to $14.97 on March 31, 1997. During the reporting period, shareholders received distributions totaling 5.63 cents ($0.0563) per share in dividend income and 39.9 cents ($0.399) per share in capital gains, of which .33 cent ($.0033) represented short-term gains and 39.57 cents ($0.3957) represented long-term gains. Of course, past performance does not guarantee future results, and distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

Franklin DynaTech Fund


Class II
Periods ended March 31, 1997



                                               Since
                                             Inception
                                  6-Months   (9/16/96)
Cumulative
Total Return1                       9.88%     12.78%
Average Annual
Total Return2                       7.81%     10.64%
Value of $10,000 Investment3       $10,781    $11,064

1. Cumulative total return measures the change in value of an investment over the period indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the period indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and includes sales charges.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.








FRANKLIN CUSTODIAN FUNDS, INC.

Statement of Investments in Securities and Net Assets, March 31, 1997
(unaudited)




    Shares/                                                                                                       Value
   Warrants         Growth Fund                                                                                 (Note 1)
                    Common Stocks & Warrants  70.8%
                    Aerospace & Defense  6.3%
      202,100       Boeing Co. ..........................................................................      $ 19,932,112
      162,600       Lockheed Martin Corp. ...............................................................        13,658,400
      442,000       Raytheon Co. ........................................................................        19,945,250
       50,000       Rockwell International Corp. ........................................................         3,243,750
      120,000       Thiokol Corp. .......................................................................         6,630,000
      200,000       United Technologies Corp. ...........................................................        15,050,000
                                                                                                              -------------
                                                                                                                 78,459,512
                                                                                                              -------------
                    Auto Parts  0.3%
       90,000       Genuine Parts Co. ...................................................................         4,196,250
                                                                                                              -------------
                    Biotechnology  1.9%
      200,000     a Amgen, Inc. .........................................................................        11,175,000
      200,000     a Genentech, Inc. .....................................................................        11,425,000
       20,000     a Immunex Corp. .......................................................................           530,000
        8,000     a Therapeutic Discovery Corp. .........................................................            88,000
                                                                                                              -------------
                                                                                                                 23,218,000
                                                                                                              -------------
                    Business Services  3.1%
      220,000       Avery Dennison Corp. ................................................................         8,470,000
      244,000       Dun & Bradstreet Corp. ..............................................................         6,191,500
      400,000       Equifax, Inc. .......................................................................        10,900,000
      250,000       Kelly Services, Inc., Class A .......................................................         6,687,500
      345,300 a,e,j Programming & Systems, Inc. .........................................................             6,906
      200,000       Wallace Computer Services, Inc. .....................................................         6,625,000
                                                                                                              -------------
                                                                                                                 38,880,906
                                                                                                              -------------
                    Chemicals  4.1%
      200,000       Air Products & Chemicals, Inc. ......................................................        13,575,000
       25,000       Eastman Chemical Co. ................................................................         1,343,750
      300,000       International Flavors and Fragrances, Inc. ..........................................        13,125,000
      116,000       Mallinckrodt Group, Inc. ............................................................         4,770,500
      200,000       NCH Corp. ...........................................................................        11,825,000
      200,000       Sigma-Aldrich Corp. .................................................................         6,175,000
                                                                                                              -------------
                                                                                                                 50,814,250
                                                                                                              -------------
                    Communications & Entertainment  2.7%
       81,333     a ACNielsen Corp. .....................................................................         1,219,995
      300,000       American Greetings Corp., Class A ...................................................         9,581,250
      304,932       Disney (Walt) Co. ...................................................................        22,260,036
      100,000     a Intervisual Books, Inc. .............................................................           243,750
       10,000     a King World Productions, Inc. ........................................................           365,000
                                                                                                              -------------
                                                                                                                 33,670,031
                                                                                                              -------------
                    Computer Hardware  3.1%
      360,000       Hewlett-Packard Co. .................................................................        19,170,000
      140,000       International Business Machines Corp. ...............................................        19,232,500
                                                                                                              -------------
                                                                                                                 38,402,500
                                                                                                              -------------
                    Computer Software  0.1%
       20,000     a Microsoft Corp. .....................................................................         1,833,750
                                                                                                              -------------
                    Data Services  3.6%
      400,000       Automatic Data Processing, Inc. .....................................................        16,750,000
      450,000     a Computer Sciences Corp. .............................................................        27,787,500
                                                                                                              -------------
                                                                                                                 44,537,500
                                                                                                              -------------
                    Diversified Manufacturers  3.1%
       11,428       Deltic Timber Corp. .................................................................         $ 324,270
      372,000       Minnesota Mining & Manufacturing Co. ................................................        31,434,000
      100,000       National Service Industries, Inc. ...................................................         3,912,500
       69,600       Teleflex, Inc. ......................................................................         3,680,100
                                                                                                              -------------
                                                                                                                 39,350,870
                                                                                                              -------------
                    Electronics & Electrical Equipment  3.2%
      400,000       AMP, Inc. ...........................................................................        13,750,000
       80,000       Emerson Electric Co. ................................................................         3,600,000
       37,200     a Imation Corp. .......................................................................           930,000
       75,000       Molex, Inc. .........................................................................         2,662,500
       75,000       Molex, Inc., Class A ................................................................         2,625,000
      200,000       Raychem Corp. .......................................................................        16,475,000
                                                                                                              -------------
                                                                                                                 40,042,500
                                                                                                              -------------
                    Energy/Energy Services  3.7%
       90,000       Atlantic Richfield Co. ..............................................................        12,150,000
      300,000       Coastal Co. .........................................................................        14,400,000
       40,000       Murphy Oil Corp. ....................................................................         1,880,000
       70,000       Royal Dutch Petroleum Co., New York Shares ..........................................        12,250,000
       30,000       Schlumberger, Ltd. ..................................................................         3,217,500
      101,633       Union Pacific Resources Group, Inc. .................................................         2,718,683
                                                                                                              -------------
                                                                                                                 46,616,183
                                                                                                              -------------
                    Environmental Services  5.3%
      200,000       Betzdearborn, Inc. ..................................................................        12,625,000
      165,000       Browning-Ferris Industries, Inc. ....................................................         4,764,375
      230,000     a Ionics, Inc. ........................................................................        10,666,250
      400,000       Millipore Corp. .....................................................................        16,950,000
      256,500     a Osmonics, Inc. ......................................................................         4,681,125
      300,000       Pall Corp. ..........................................................................         6,937,500
      270,000       Wheelabrator Technology, Inc. .......................................................         3,543,750
      210,000       WMX Technologies, Inc. ..............................................................         6,431,250
                                                                                                              -------------
                                                                                                                 66,599,250
                                                                                                              -------------
                    Food/Confectionery  1.0%
      258,200       Hershey Foods Corp. .................................................................        12,910,000
                                                                                                              -------------
                    Health Care - Diversified  6.3%
      200,000       Abbott Laboratories  ................................................................        11,225,000
       50,000       Allegiance Corp .....................................................................         1,106,250
      200,000       Allergan, Inc. ......................................................................         5,825,000
      100,000     a Alza Corp., Class A .................................................................         2,750,000
        8,000     a Alza Corp., warrants ................................................................             1,250
      250,000       Baxter International, Inc. ..........................................................        10,781,250
      244,000       Cognizant Corp. .....................................................................         7,106,500
      400,000       Johnson & Johnson, Inc. .............................................................        21,150,000
       75,625     a MedPartners, Inc. ...................................................................         1,607,031
       33,000       Nature's Sunshine Products, Inc. ....................................................           478,500
      200,000     a Perrigo Co. .........................................................................         2,175,000
       98,000     a Respironics, Inc. ...................................................................         2,082,500
      400,000       U.S. Surgical Corp. .................................................................        12,200,000
                                                                                                              -------------
                                                                                                                 78,488,281
                                                                                                              -------------

                    Imaging/Photography  1.3%
      200,000       Eastman Kodak Co. ...................................................................      $ 15,175,000
       38,000       Polaroid Corp. ......................................................................         1,510,500
                                                                                                              -------------
                                                                                                                 16,685,500
                                                                                                              -------------
                    Media & Broadcasting  1.8%
      100,000     a HSN, Inc. ...........................................................................         2,537,500
      450,000       Time Warner, Inc. ...................................................................        19,462,500
                                                                                                              -------------
                                                                                                                 22,000,000
                                                                                                              -------------
                    Networking  1.6%
      450,000     a Cabletron Systems, Inc. .............................................................        13,162,500
      135,000     a Cisco Systems, Inc. .................................................................         6,496,875
                                                                                                              -------------
                                                                                                                 19,659,375
                                                                                                              -------------
                    Pharmaceuticals  10.4%
      300,000       American Home Products Corp. ........................................................        18,000,000
      320,000       Bristol-Myers Squibb Co. ............................................................        18,880,000
      200,000       Lilly (Eli) & Co. ...................................................................        16,450,000
      200,000       Merck & Co., Inc. ...................................................................        16,850,000
      320,000       Pfizer, Inc. ........................................................................        26,920,000
      450,000       Schering-Plough Corp. ...............................................................        32,737,500
                                                                                                              -------------
                                                                                                                129,837,500
                                                                                                              -------------
                    Real Estate - Diversified
      115,100     a FRM Nexus ...........................................................................               115
                                                                                                              -------------
                    Retail  1.3%
      401,000       Tiffany & Co. .......................................................................        15,238,000
       58,218       Weis Markets, Inc. ..................................................................         1,615,550
                                                                                                              -------------
                                                                                                                 16,853,550
                                                                                                              -------------
                    Toy Manufacturing  0.5%
      275,000       Mattel, Inc. ........................................................................         6,600,000
                                                                                                              -------------
                    Transportation  6.1%
      310,000     a AMR Corp. ...........................................................................        25,575,000
      250,000       Delta Air Lines, Inc. ...............................................................        21,031,250
      350,000     a UAL Corp. ...........................................................................        22,662,500
      120,000       Union Pacific Corp. .................................................................         6,810,000
                                                                                                              -------------
                                                                                                                 76,078,750
                                                                                                              -------------
                          Total Long Term Investments (Cost $433,476,466) ...............................       885,734,573
                                                                                                              -------------
     Face
    Amount
                  i Receivables from Repurchase Agreements  29.0%
 $368,032,927       Joint Repurchase Agreement, 6.417%, 04/01/97 (Maturity Value $362,080,300)
                     (Cost $362,015,771)
                      Aubrey G. Lanston & Co., Inc., (Maturity Value $43,518,669)
                    Collateral: U.S. Treasury Bills, 09/04/97
                    U.S. Treasury Notes, 6.75% - 7.00%, 04/15/99 - 05/31/99
                      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $21,759,335)
                     Collateral: U.S. Treasury Notes, 6.00% - 7.125%, 09/30/98 - 09/30/99
                      CIBC Wood Gundy Securities Corp., (Maturity Value $43,518,669)
                     Collateral: U.S. Treasury Notes, 6.25%, 06/30/98
                      Daiwa Securities America, Inc., (Maturity Value $43,518,669)
                     Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 06/30/98 - 12/03/01
                      Fuji Securities, Inc., (Maturity Value $43,518,669)
                     Collateral: U.S. Treasury Bills, 07/31/97
                    U.S. Treasury Notes, 5.875%, 04/30/98
                      Sanwa Securities (USA) Co., L.P., (Maturity Value $43,518,669)
                     Collateral: U.S. Treasury Bills, 05/15/97
                    U.S. Treasury Notes, 5.625% - 6.75%, 05/15/98 - 11/30/00
                      SBC Warburg, Inc., (Maturity Value $43,518,669)
                     Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                      The Nikko Securities Co. International, Inc., (Maturity Value $35,690,282)
                     Collateral: U.S. Treasury Notes, 4.75% - 6.50%, 05/31/98 - 09/30/01
                      UBS Securities, L.L.C., (Maturity Value $43,518,669)
                     Collateral: U.S. Treasury Notes, 5.00% - 6.875%, 04/30/97 - 04/30/00 ...............     $ 362,015,771
                                                                                                              -------------
                              Total Investments (Cost $795,492,237)  99.8% ..............................     1,247,750,344
                              Other Assets and Liabilities, Net  0.2% ...................................         2,240,391
                                                                                                              -------------
                              Net Assets  100.0% ........................................................    $1,249,990,735
                                                                                                              =============


                    At March 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $795,492,237 was as follows:
                      Aggregate gross unrealized appreciation for all investments in which there
                     was an excess of value over tax cost ...............................................     $ 457,767,596
                      Aggregate gross unrealized depreciation for all investments in which there
                     was an excess of tax cost over value ...............................................        (5,509,489)
                                                                                                              -------------
                      Net unrealized appreciation .......................................................     $ 452,258,107
                                                                                                              =============


PORTFOLIO ABBREVIATIONS:
L.L.C.   - Limited Liability Corp.
L.P.     - Limited Partnership

aNon-income producing.
eSee Note 8 regarding holdings of 5% voting securities.
iFace  amount for  repurchase  agreements  is for the  underlying  collateral.
 See Note 1(h)  regarding  joint  repurchase agreement.
jTrading suspended.

The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

Statement of Investments in Securities and Net Assets, March 31, 1997
(unaudited)



                                                                                                                   Value
   Shares       DynaTech Fund                                                                                    (Note 1)
                Common Stocks  72.3%

                Biotechnology  0.4%
      10,000   aAmgen, Inc. ...............................................................................       $ 558,750
                                                                                                              -------------
                Business Services  3.3%
      10,000    Cognizant Corp. ...........................................................................         291,250
      20,000    Electronic Data Systems Corp ..............................................................         807,500
      20,000    Equifax, Inc. .............................................................................         545,000
      50,000    First Data Corp. ..........................................................................       1,693,750
       9,900   aForrester Research, Inc. ..................................................................         180,675
      25,000   aSABRE Group Holdings, Inc. ................................................................         631,250
                                                                                                              -------------
                                                                                                                  4,149,425
                                                                                                              -------------
                Computer Hardware  8.6%
      50,000   aCompaq Computer Corp. .....................................................................       3,831,250
     100,000    Hewlett-Packard Co. .......................................................................       5,325,000
      40,000   aKomag, Inc. ...............................................................................       1,215,000
       1,562   aNCR Corp. .................................................................................          55,061
      20,000   aSilicon Graphics, Inc. ....................................................................         390,000
                                                                                                              -------------
                                                                                                                 10,816,311
                                                                                                              -------------
                Computer Software  9.3%
      20,000    Adobe Systems, Inc. .......................................................................         802,500
      30,000   aBroderbund Software, Inc. .................................................................         656,250
      10,000   aComputer Sciences Corp. ...................................................................         617,500
       5,000   aDialogic Corp. ............................................................................          96,875
      10,000   aElectronic Arts, Inc. .....................................................................         266,250
      15,000   aFractal Design Corp. ......................................................................         108,750
      25,000   aIntuit, Inc. ..............................................................................         581,250
      90,000   aMicrosoft Corp. ...........................................................................       8,251,875
      11,250   aScopus Technology, Inc. ...................................................................         337,500
                                                                                                              -------------
                                                                                                                 11,718,750
                                                                                                              -------------
                Energy/Energy Services  1.3%
      15,000    Schlumberger, Ltd..........................................................................       1,608,750
                                                                                                              -------------
                Environmental Services  2.4%
      20,000    Browning-Ferris Industries, Inc. ..........................................................         577,500
      80,000    WMX Technologies, Inc. ....................................................................       2,450,000
                                                                                                              -------------
                                                                                                                  3,027,500
                                                                                                              -------------
                Financial Services  0.1%
       3,600    Associates First Capital Corp. ............................................................         154,800
                                                                                                              -------------
                Lodging  0.1%
      10,000   aHost Marriott Corp. .......................................................................         170,000
                                                                                                              -------------
                Media/Broadcasting  1.2%
      37,312    Liberty Media Group, Class A...............................................................         743,908
      20,000    News Corp., Ltd., Sponsored ADR............................................................         360,000
      10,000    Time Warner, Inc. .........................................................................         432,500
                                                                                                              -------------
                                                                                                                  1,536,408
                                                                                                              -------------
                Medical Services  4.6%
      20,000    Bard (C.R.), Inc. .........................................................................         570,000
      22,500    Columbia/HCA Healthcare Corp. .............................................................         756,562
      15,000    HBO & Co. .................................................................................         712,500
      10,000    Medtronic, Inc. ...........................................................................         622,500
      15,000   aPacifiCare Health Systems, Inc., Class B...................................................       1,293,750
                Medical Services (cont.)
      30,000    United Healthcare Corp. ...................................................................     $ 1,428,750
      20,000   aVentritex, Inc. ...........................................................................         335,000
                                                                                                              -------------
                                                                                                                  5,719,062
                                                                                                              -------------
                Networking  4.0%
      20,000   a3Com Corp. ................................................................................         655,000
       5,000   aAscend Communications, Inc. ...............................................................         203,750
      60,000   aCisco Systems, Inc. .......................................................................       2,887,500
      35,000   aInternational Network Services ............................................................         656,250
      20,000   aNewbridge Networks Corp. ..................................................................         572,500
                                                                                                              -------------
                                                                                                                  4,975,000
                                                                                                              -------------
                Pharmaceutical Manufacturers  4.2%
      15,000    Merck & Co., Inc. .........................................................................       1,263,750
      20,000    Schering-Plough Corp. .....................................................................       1,455,000
      30,000    Warner-Lambert Co. ........................................................................       2,595,000
                                                                                                              -------------
                                                                                                                  5,313,750
                                                                                                              -------------
                Precision Instruments/Test Equipment  2.4%
      84,375   aThermo Electron Corp. .....................................................................       2,605,077
      13,800   aWaters Corp. ..............................................................................         369,150
                                                                                                              -------------
                                                                                                                  2,974,227
                                                                                                              -------------
                Retail  3.7%
      20,000    Estee Lauder Cos., Class A.................................................................         967,500
      10,000   aFederated Department Stores, Inc. .........................................................         328,750
      10,000   aSaks Holdings, Inc. .......................................................................         287,500
     108,000   aToys R Us, Inc. ...........................................................................       3,024,000
                                                                                                              -------------
                                                                                                                  4,607,750
                                                                                                              -------------
                Semiconductor/Manufacturer  17.3%
     150,000    Intel Corp. ...............................................................................      20,868,750
      10,000    Linear Technology Corp. ...................................................................         442,500
      10,000   aXilinx, Inc. ..............................................................................         487,500
                                                                                                              -------------
                                                                                                                 21,798,750
                                                                                                              -------------
                Specialty Pharmaceuticals  1.1%
      23,000   aNoven Pharmaceuticals, Inc. ...............................................................         207,000
      40,000    Sigma-Aldrich Corp. .......................................................................       1,235,000
                                                                                                              -------------
                                                                                                                  1,442,000
                                                                                                              -------------
                Telecommunications  8.0%
      10,000   aAirTouch Communications ...................................................................         230,000
      25,000    AT&T Corp. ................................................................................         868,750
       8,102    Lucent Technologies, Inc. .................................................................         427,381
     140,000    Motorola, Inc. ............................................................................       8,452,500
       3,900   aWest TeleServices Corp. ...................................................................          50,213
                                                                                                              -------------
                                                                                                                 10,028,844
                                                                                                              -------------
                Transportation  0.3%
      10,000    Air Express International Corp. ...........................................................         317,500
                                                                                                              -------------
                      Total Long Term Investments (Cost $33,194,965).......................................      90,917,577
                                                                                                              -------------

               iReceivables from Repurchase Agreements  27.8%
$35,613,268     Joint Repurchase Agreement, 6.417%, 04/01/97 (Maturity Value $35,038,001) (Cost $35,031,757)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $4,211,240)
                 Collateral: U.S. Treasury Bills, 09/04/97
                U.S. Treasury Notes, 6.75% - 7.00%, 04/15/99 - 05/31/99
                 Barclays de Zoete Wedd Securities, Inc., (Maturity Value $2,105,621)
                 Collateral: U.S. Treasury Notes, 6.00% - 7.125%, 09/30/98 - 09/30/99
                 CIBC Wood Gundy Securities Corp., (Maturity Value $4,211,240)
                 Collateral: U.S. Treasury Notes, 6.25%, 06/30/98
                 Daiwa Securities America, Inc., (Maturity Value $4,211,240)
                 Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 06/30/98 - 12/03/01
                 Fuji Securities, Inc., (Maturity Value $4,211,240)
                 Collateral: U.S. Treasury Bills, 07/31/97
                U.S. Treasury Notes, 5.875%, 04/30/98
                 Sanwa Securities (USA) Co., L.P., (Maturity Value $4,211,240)
                 Collateral: U.S. Treasury Bills, 05/15/97
                U.S. Treasury Notes, 5.625% - 6.75%, 05/15/98 - 11/30/00
                 SBC Warburg, Inc., (Maturity Value $4,211,240)
                 Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                 The Nikko Securities Co. International, Inc., (Maturity Value $3,453,700)
                 Collateral: U.S. Treasury Notes, 4.75% - 6.50%, 05/31/98 - 09/30/01
                 UBS Securities, L.L.C., (Maturity Value $4,211,240)
                 Collateral: U.S. Treasury Notes, 5.00% - 6.875%, 04/30/97 - 04/30/00 .....................    $ 35,031,757
                                                                                                              -------------
                          Total Investments (Cost $68,226,722)  100.1% ....................................     125,949,334
                          Liabilities in Excess of Other Assets  (0.1)% ...................................        (102,535)
                                                                                                              -------------
                          Net Assets  100.0%  .............................................................    $125,846,799
                                                                                                              =============


                At March 31, 1997, the net unrealized appreciation based on the cost of investment for income tax purposes of $68,226,722 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there
                 was an excess of value over tax cost .....................................................    $ 59,629,689
                  Aggregate gross unrealized depreciation for all investments in which there
                 was an excess of tax cost over value .....................................................      (1,907,077)
                                                                                                              -------------
                  Net unrealized appreciation .............................................................    $ 57,722,612
                                                                                                              =============


PORTFOLIO ABBREVIATIONS:
L.L.C.   - Limited Liability Corp.
L.P.     - Limited Partnership

aNon-income producing.
iFace  amount for  repurchase  agreements  is for the  underlying  collateral.
 See Note 1(h)  regarding  joint  repurchase agreement.

FRANKLIN CUSTODIAN FUNDS, INC.

Statement of Investments in Securities and Net Assets, March 31, 1997
(unaudited)



                                                                                                                  Value
   Shares       Utilities Fund                                                                                  (Note 1)
                Long Term Investments  98.9%
                Common Stocks  84.1%

     350,000    AGL Resources, Inc. .....................................................................       $ 6,431,250
     403,200   aAirTouch Communications, Inc.............................................................         9,273,600
   2,708,900    Allegheny Power System, Inc. ............................................................        80,251,163
   1,526,100    American Electric Power Co., Inc. .......................................................        62,951,625
     250,000    AT&T Corp. ..............................................................................         8,687,500
   2,326,900    Central & South West Corp. ..............................................................        49,737,488
   2,353,300    CINergy Corp. ...........................................................................        80,306,363
   2,359,800    Delmarva Power & Light Co. ..............................................................        43,361,325
   1,983,950    Dominion Resources, Inc. ................................................................        72,166,181
   1,785,000    Duke Power Co. ..........................................................................        78,763,125
     104,200   aEchelon International Corp., Inc.........................................................         1,888,625
   1,120,800    Edison International ....................................................................        25,218,000
   2,805,600    Enova Corp. .............................................................................        61,723,200
   2,899,100    Entergy Corp. ...........................................................................        71,027,950
   2,893,775    Florida Progress Corp. ..................................................................        87,898,416
   1,951,000    FPL Group, Inc. .........................................................................        86,087,875
   1,237,000    GPU, Inc.................................................................................        39,738,625
   1,200,000    GTE Corp. ...............................................................................        55,950,000
   1,188,480    Hawaiian Electric Industries, Inc. ......................................................        40,259,760
   2,059,800    MidAmerican Energy Holdings Co. .........................................................        35,274,075
      28,000    Montana Power Co. .......................................................................           602,000
     661,700    Nevada Power Co. ........................................................................        13,151,288
     885,450    New England Electric System .............................................................        30,437,344
     245,500    New Jersey Resources Corp. ..............................................................         6,996,750
   1,010,300    NIPSCO Industries, Inc. .................................................................        39,654,275
     444,300    OGE Energy Corp. ........................................................................        18,605,063
     560,800    Pacific Enterprises .....................................................................        16,964,200
   3,978,000    PG & E Corp. ............................................................................        93,483,000
   1,695,900    PacifiCorp ..............................................................................        36,249,863
     518,485    Pinnacle West Capital Corp. .............................................................        15,619,361
     561,800    Public Service Co. of Colorado ..........................................................        21,769,750
     333,300    Public Service Enterprise Group, Inc.....................................................         8,749,125
     900,000    Puget Sound Power & Light Co. ...........................................................        22,725,000
     182,100    SBC Communications ......................................................................         9,583,013
   2,898,500    SCANA Corp. .............................................................................        73,549,438
     350,000    Sierra Pacific Resources ................................................................        10,281,250
     787,665    SIGCORP, Inc.............................................................................        18,411,669
   3,963,500    Southern Co. ............................................................................        83,728,938
   1,249,100    Southwestern Public Service Co. .........................................................        44,811,463
   3,047,400    TECO Energy, Inc. .......................................................................        73,137,600
   1,662,750    Texas Utilities Co. .....................................................................        56,949,188
     572,300    Unicom Corp. ............................................................................        11,159,850
   1,300,000    US West Communications Group ............................................................        44,200,000
     806,200    Western Resources, Inc...................................................................        24,186,000
                                                                                                              -------------
                      Total Common Stocks (Cost $1,703,771,376) .........................................     1,772,001,574
                                                                                                              -------------
                Preferred Stocks  2.6%
     400,000    AES Trust I, Series A, 5.375%, 03/31/27 .................................................        19,450,000
     108,400    MCN Financing III, 8.00%, 05/16/00 ......................................................         5,325,150
     650,000    Nortel Inversora, SA, 10.00% cvt. pfd., MEDS ............................................        29,250,000
                                                                                                              -------------
                      Total Preferred Stocks (Cost $51,981,042) .........................................        54,025,150
                                                                                                              -------------

                Corporate Bonds  12.2%...................................................................
$  9,900,000    Alabama Power Co., 8.75%, 12/01/21 ......................................................      $ 10,337,717
   4,950,000    Alabama Power Co., 8.50%, 05/01/22 ......................................................         4,983,774
  10,500,000    Arizona Public Service Co., 10.25%, 05/15/20 ............................................        11,412,460
  14,500,000    Arizona Public Service Co., 9.00%, 12/15/21 .............................................        14,931,345
  10,000,000    Cincinnati Gas & Electric Co., 8.50%, 09/01/22 ..........................................        10,053,909
   2,000,000    Commonwealth Edison Co., 8.875%, 10/01/21 ...............................................         2,036,736
   5,000,000    Commonwealth Edison Co., 8.50%, 07/15/22 ................................................         4,950,584
  10,000,000    Commonwealth Edison Co., 8.375%, 09/15/22 ...............................................         9,777,499
   5,000,000    Duquesne Light Co., 8.375%, 05/15/24 ....................................................         4,965,580
  19,000,000    Enron Corp., 7.00%, 08/15/23 ............................................................        16,901,885
   2,448,000    Gulf States Utilities Co., 9.72%, 07/01/98 ..............................................         2,463,520
  10,000,000    Illinois Power Co., 8.00%, 02/15/23 .....................................................         9,634,299
  10,000,000   bItron, Inc., 6.75%, 03/31/04 ............................................................        10,100,000
  10,000,000    Long Island Lighting Co., 9.75%, 05/01/21 ...............................................        10,329,169
  10,000,000    Louisiana Power & Light Co., 8.50%, 07/01/22 ............................................         9,652,419
  12,881,201    Midland CoGeneration Venture, 10.33%, 07/23/02 ..........................................        13,847,292
   7,500,000    Niagara Mohawk Power Corp., 9.50%, 03/01/21 .............................................         7,603,364
   5,000,000    Niagara Mohawk Power Corp., 8.75%, 04/01/22 .............................................         4,778,763
   3,000,000    Northwest Pipeline Corp., 7.125%, 12/01/25 ..............................................         2,693,555
   8,000,000    Ohio Edison Co., 8.75%, 06/15/22 ........................................................         7,919,158
  10,000,000    Pacific Bell, 7.75%, 09/15/32 ...........................................................         9,491,878
  10,000,000    Pacific Bell, 7.50%, 02/01/33 ...........................................................         9,275,000
  20,000,000    Panhandle Eastern Co., 7.20%, 08/15/24 ..................................................        17,806,878
  15,000,000    Philadelphia Electric Co., 8.75%, 04/01/22 ..............................................        15,937,272
  10,000,000    Texas Utilities Co., 8.75%, 11/01/23 ....................................................        10,071,050
  10,000,000    Texas Utilities Co., 8.50%, 08/01/24 ....................................................        10,279,658
  16,000,000    US West Communications Group, 6.875%, 09/15/33 ..........................................        13,780,000
                                                                                                              -------------
                      Total Corporate Bonds (Cost $258,247,097) .........................................       256,014,764
                                                                                                              -------------
                      Total Long Term Investments (Cost $2,013,999,515) .................................     2,082,041,488
                                                                                                              -------------
               iReceivables from Repurchase Agreements  0.7%
  15,451,814    Joint Repurchase Agreement, 6.417%, 04/01/97 (Maturity Value $15,201,087)
                 (Cost $15,198,378)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $1,827,029)
                 Collateral: U.S. Treasury Bills, 09/04/97
                U.S. Treasury Notes, 6.75% - 7.00%, 04/15/99 - 05/31/99
                  Barclays de Zoete Wedd Securities, Inc., (Maturity Value $913,513)
                 Collateral: U.S. Treasury Notes, 6.00% - 7.125%, 09/30/98 - 09/30/99
                  CIBC Wood Gundy Securities Corp., (Maturity Value $1,827,029)
                 Collateral: U.S. Treasury Notes, 6.25%, 06/30/98
                  Daiwa Securities America, Inc., (Maturity Value $1,827,029)
                 Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 06/30/98 - 12/31/01
                  Fuji Securities, Inc., (Maturity Value $1,827,029)
                 Collateral: U.S. Treasury Bills, 07/31/97
                U.S. Treasury Notes, 5.875%, 04/30/98
                  Sanwa Securities (USA) Co., L.P., (Maturity Value $1,827,029)
                 Collateral: U.S. Treasury Bills, 05/15/97
                 U.S. Treasury Notes, 5.625% - 6.75%, 05/15/98 - 11/30/00

                  SBC Warburg, Inc., (Maturity Value $1,827,029)
                 Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                  The Nikko Securities Co. International, Inc., (Maturity Value $1,498,371)
                 Collateral: U.S. Treasury Notes, 4.75% - 6.50%, 05/31/98 - 09/30/01
                  UBS Securities, L.L.C., (Maturity Value $1,827,029)
                 Collateral: U.S. Treasury Notes, 5.00% - 6.875%, 04/30/97 - 04/30/00 ...................      $ 15,198,378
                                                                                                              -------------
                          Total Investments (Cost $2,029,197,893)  99.6%.................................     2,097,239,866
                          Other Assets and Liabilities, Net  0.4% .......................................         9,279,400
                                                                                                              -------------
                          Net Assets  100.0% ............................................................    $2,106,519,266
                                                                                                              =============


                At March 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,029,200,293 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there
                 was an excess of value over tax cost ...................................................     $ 182,871,254
                  Aggregate gross unrealized depreciation for all investments in which there
                 was an excess of tax cost over value ...................................................      (114,831,681)
                                                                                                              -------------
                  Net unrealized appreciation ...........................................................      $ 68,039,573
                                                                                                              =============


PORTFOLIO ABBREVIATIONS:
L.L.C.   - Limited Liability Corp.
L.P.     - Limited Partnership
MEDS     - Mandatorially Exchangeable Debt Security

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
iFace  amount for  repurchase  agreements  is for the  underlying  collateral.
 See Note 1(h)  regarding  joint  repurchase agreement.

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, MARCH 31, 1997 (UNAUDITED) (CONT.)



    SHARES/                                                                                                       VALUE
   WARRANTS         INCOME FUND                                                                                 (NOTE 1)
                    COMMON STOCKS  27.6%

                    Apparel/Textiles  0.2%
    2,097,122    a,eBibb Co. ............................................................................      $ 17,563,397
                                                                                                              -------------
                    Chemicals
      135,713       Millennium Chemicals, Inc. ..........................................................         2,544,619
                                                                                                              -------------
                    Computer/Technology  0.2%
    1,233,882    a,eAnacomp, Inc. .......................................................................        13,572,702
                                                                                                              -------------
                    Conglomerates  0.7%
      237,500       Hanson, Plc., Sponsored ADR..........................................................         5,403,125
                                                                                                              -------------
                    Consumer Products  1.6%
      475,000      aImperial Tobacco Group, Plc., ADR....................................................         6,524,505
    1,000,000       Philip Morris Cos., Inc. ............................................................       114,125,000
      498,750    a,bSpecialty Foods Corp. ...............................................................           124,688
                                                                                                              -------------
                                                                                                                120,774,193
                                                                                                              -------------
                    Energy/Energy Services  1.8%
    2,700,000      gAthabasca Oil Sands Trust, (Canada)..................................................        39,497,923
      150,000       Atlantic Richfield Co. ..............................................................        20,250,000
    2,300,000    b,gCanadian Oil Sands Trust, (Canada)...................................................        35,640,238
      237,500       Energy Group, Plc., Sponsored ADR....................................................         7,629,688
    1,000,000      aNoble Drilling Corp. ................................................................        17,250,000
      625,000       Ultramar Diamond Shamrock Corp. .....................................................        19,843,750
                                                                                                              -------------
                                                                                                                140,111,599
                                                                                                              -------------
                    Gaming & Leisure
       67,304      aVail Resorts, Inc. ..................................................................         1,312,428
                                                                                                              -------------
                    Home Builders
      165,744      aWalter Industries, Inc., Class A.....................................................         2,258,262
                                                                                                              -------------
                    Metals  1.2%
      204,067       Avgold, Ltd., ADR....................................................................         4,201,862
      700,000       Driefontein Consolidated Mines, Ltd., ADR ...........................................         6,475,000
      460,000       Evander Gold Mines, Ltd., ADR........................................................         2,706,180
    2,525,000       Free State Consolidated Gold Mines, Ltd., ADR .......................................        17,754,033
      408,329       Freeport-McMoRan Copper & Gold, Inc., Class A........................................        11,994,664
    1,184,200       Impala Platinum Holdings, Ltd., ADR .................................................        14,134,256
      943,158       Rustenburg Platinum Holdings, Ltd., ADR .............................................        15,258,698
      300,000       Samancor, Ltd., ADR .................................................................         3,640,110
      187,500       St. Helena Gold Mines, Ltd., ADR ....................................................         1,042,969
    1,236,000       Vaal Reefs Exploration & Mining Co., Ltd., ADR ......................................         7,493,250
      312,000       Western Deep Levels, Ltd., ADR ......................................................         9,009,000
                                                                                                              -------------
                                                                                                                 93,710,022
                                                                                                              -------------
                    Pharmaceuticals  0.8%
      300,000       American Home Products Corp. ........................................................        18,000,000
      300,000       Bristol-Myers Squibb Co. ............................................................        17,700,000
      200,000       Merck & Co., Inc. ...................................................................        16,850,000
      300,000       Pharmacia & Upjohn, Inc. ............................................................        10,987,500
                                                                                                              -------------
                                                                                                                 63,537,500
                                                                                                              -------------
                    Real Estate
       79,600      aEchelon International Corp., Inc. ...................................................         1,442,750
                                                                                                              -------------
                    Real Estate Investment Trusts  0.3%
      600,000       Meditrust Corp. .....................................................................        22,350,000
                                                                                                              -------------
                    Telecommunications  0.8%
    1,700,000       US West Communications Group ........................................................      $ 57,800,000
                                                                                                              -------------
                    Utilities  20.0%
    2,200,000       American Electric Power Co., Inc. ...................................................        90,750,000
    3,800,000       Central & South West Corp. ..........................................................        81,225,000
    2,400,000       CINergy Corp. .......................................................................        81,900,000
    2,800,000       Delmarva Power & Light Co. ..........................................................        51,450,000
    2,077,300       Dominion Resources, Inc. ............................................................        75,561,788
    3,100,000       Edison International ................................................................        69,750,000
    2,800,000       Enova Corp. .........................................................................        61,600,000
    3,400,000       Entergy Corp. .......................................................................        83,300,000
    2,300,000       Florida Progress Corp. ..............................................................        69,862,500
    1,400,000       FPL Group, Inc. .....................................................................        61,775,000
    1,700,000       GPU, Inc. ...........................................................................        54,612,500
      610,000       Hawaiian Electric Industries, Inc. ..................................................        20,663,750
    1,800,000       Houston Industries, Inc. ............................................................        37,575,000
    1,800,000       Long Island Lighting Co. ............................................................        43,200,000
      903,400       MidAmerican Energy Holdings Co. .....................................................        15,470,725
      825,000       Nevada Power Co. ....................................................................        16,396,875
    1,900,000       New England Electric System .........................................................        65,312,500
    1,500,000       New York State Electric & Gas Corp. .................................................        32,437,500
    2,100,000       Ohio Edison Co. .....................................................................        44,362,500
    3,200,000       PG & E Corp. ........................................................................        75,200,000
      525,000       PacifiCorp ..........................................................................        11,221,875
    2,700,000       PECO Energy Co. .....................................................................        55,012,500
    1,200,000       Potomac Electric Power Co. ..........................................................        29,400,000
    2,250,000       Public Service Enterprise Group, Inc. ...............................................        59,062,500
      650,000       SCANA Corp. .........................................................................        16,493,750
    2,500,000       Southern Co. ........................................................................        52,812,500
    1,900,000       Southwestern Public Service Co. .....................................................        68,162,500
    2,100,000       Texas Utilities Co. .................................................................        71,925,000
    1,726,400       Western Resources, Inc. .............................................................        51,792,000
                                                                                                              -------------
                                                                                                              1,548,288,263
                                                                                                              -------------
                          Total Common Stocks (Cost $1,900,122,314)......................................     2,090,668,860
                                                                                                              -------------
                    Preferred Stocks  10.7%
                    Apparel/Textiles  0.2%
      400,000       Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A ..................................        16,800,000
                                                                                                              -------------
                    Automotive
      514,125       Harvard Industries, Inc., 14.25% pfd., PIK ..........................................         1,478,109
                                                                                                              -------------
                    Cable Systems  0.3%
    1,300,000       Cablevision Systems Corp., 8.50% cvt. pfd., Series I.................................        26,812,500
                                                                                                              -------------
                    Consumer Products  0.3%
       75,000       Pantry Pride, Inc., $14.875 pfd., Series B ..........................................         7,537,500
    3,000,000       RJR Nabisco Holding Corp., $0.835 cvt. pfd., Series A ...............................        19,500,000
                                                                                                              -------------
                                                                                                                 27,037,500
                                                                                                              -------------
                    Energy/Energy Services  3.4%
      600,000      bDevon Financing Trust, $3.25 cvt. pfd. ..............................................        36,375,000
    1,900,000       Enron Corp., 6.25% cvt. pfd. ........................................................        40,850,000
    1,100,000      bMcDermott International, Inc., $2.875 cvt. pfd., Series C ...........................        45,375,000
      900,000       Nuevo Energy Co., 5.75% cvt. pfd., Series A..........................................        43,312,500
                    Energy/Energy Services (cont.)
      490,000      bOccidental Petroleum Corp., $3.875 cvt. pfd. ........................................      $ 28,787,500
      675,000      bParker & Parsley Capital, 6.25% cvt. pfd. ...........................................        36,956,250
      158,100       Patina Oil & Gas Corp., 7.125% cvt. pfd. ............................................         4,663,950
    1,300,000       Santa Fe Energy Resources, Inc., 8.25% cvt. pfd. ....................................        15,275,000
      178,900      eSnyder Oil Corp., $1.50 cvt. exch. pfd. .............................................         4,204,150
                                                                                                              -------------
                                                                                                                255,799,350
                                                                                                              -------------
                    Lodging
    1,100,000      bHost Marriott Corp., 6.75% cvt. pfd. ................................................        61,875,000
                                                                                                              -------------
                    Metals  2.3%
      650,000       Amax Gold, Inc., $3.75 cvt. pfd., Series B ..........................................        35,100,000
      300,000       Armco, Inc., $3.625 cum. cvt. pfd., Series A ........................................        12,487,500
      114,200       Armco, Inc., $4.50 cvt. pfd., Series B ..............................................         5,424,500
      260,000       Battle Mountain Gold Co., $3.25 cvt. pfd. ...........................................        13,000,000
      600,000       Coeur D'Alene Mines Corp., 7.00% cvt. pfd. ..........................................        10,650,000
      120,000       Cyprus Minerals, $4.00 cvt. pfd., Series A ..........................................         6,570,000
      450,000      bFreeport-McMoRan, Inc., 4.375% cvt. exch. pfd. ......................................        25,762,500
      400,000       Freeport-McMoRan, Inc., 8.75% cvt. pfd. .............................................        12,550,000
      375,000       Hecla Mining Co., $3.50 cvt. pfd., Series B .........................................        17,531,250
      700,000      bTitanium Metals, 6.625% cvt. pfd. ...................................................        32,550,000
                                                                                                              -------------
                                                                                                                171,625,750
                                                                                                              -------------
                    Media & Broadcasting  0.5%
       32,258       Time Warner, Inc., 10.25% pfd., Series M.............................................        34,798,318
                                                                                                              -------------
                    Paper & Forest Products  0.7%
   60,000,000      bAsia Pulp & Paper Co., Ltd., 12.00% pfd. ............................................        57,600,000
                                                                                                              -------------
                    Real Estate Investment Trusts  2.2%
    1,800,000       FelCor Suite Hotels, Inc., $1.95 cvt. pfd., Series A ................................        51,300,000
      800,000       Security Capital Industrial Trust, 7.00% cvt. pfd. ..................................        21,600,000
    1,040,000       Security Capital Pacific Trust, $1.75 cvt. pfd., Series A............................        33,800,000
                                                                                                              -------------
                                                                                                                106,700,000
                                                                                                              -------------
                    Telecommunications  0.8%
    1,200,000       Nortel Inversora, SA, 10.00% cvt. pfd. ..............................................        54,000,000
      504,000       Nortel Inversora, SA, ADR, 10.00% cvt. pfd., Series B................................         6,804,000
                                                                                                              -------------
                                                                                                                 60,804,000
                                                                                                              -------------
                          Total Preferred Stocks (Cost $811,347,777).....................................       821,330,527
                                                                                                              -------------
                    Partnership Units  0.2%
      500,000       BP Prudhoe Bay Royalty Trust ........................................................         8,062,500
      300,000       Freeport-McMoRan Resource Partners, Ltd., depository units ..........................         5,025,000
       59,258    a,cJewel Recovery, L.P. ................................................................            28,444
                                                                                                              -------------
                          Total Partnership Units (Cost $18,922,667) ....................................        13,115,944
                                                                                                              -------------
                    Warrants
    1,281,869  a,c,eBoardwalk Casino, Inc. (Cost $2,643,855).............................................         2,597,708
                                                                                                              -------------
                    Miscellaneous
      127,100      aMiscellaneous (Cost $43,214).........................................................            63,550
                                                                                                              -------------
                          Total Common Stocks, Preferred Stocks, Partnership Units, Warrants and
                     Miscellaneous (Cost $2,733,079,827).................................................     2,927,776,589
                                                                                                              -------------

                    CORPORATE BONDS  32.9%
                    Apparel/Textiles  1.7%
$  50,000,000       Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03 ................      $ 51,375,000
   35,000,000       Hartmarx Corp., senior sub. notes, 10.875%, 01/15/02 ................................        35,262,500
   13,000,000       Polysindo International Finance Co., secured notes, 11.375%, 06/15/06 ...............        13,942,500
   25,000,000       Westpoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 .........................        25,125,000
    6,000,000       The William Carter Co., senior sub. notes, 10.375%, 12/01/06 ........................         6,090,000
                                                                                                              -------------
                                                                                                                131,795,000
                                                                                                              -------------
                    Automotive  1.1%
   35,000,000       Collins & Aikman Corp., senior sub. notes., 11.50%, 04/15/06 ........................        38,325,000
   30,000,000      bExide Corp., cvt. sub. notes, 2.90%, 12/15/05 .......................................        16,950,000
    4,000,000       Exide Corp., senior notes, 10.75%, 12/15/02 .........................................         4,125,000
   50,000,000       Harvard Industries, Inc., senior notes, 11.125%, 08/01/05 ...........................        25,250,000
                                                                                                              -------------
                                                                                                                 84,650,000
                                                                                                              -------------
                    Biotechnology  0.2%
   16,500,000       Centocor, Inc., Eurobond cvt. sub. deb., 6.75%, 10/16/01 ............................        16,335,000
                                                                                                              -------------
                    Building Products  0.5%
    5,000,000       American Standard, Inc., S.F., senior sub. deb., 9.25%, 12/01/16 ....................         5,068,750
   30,000,000       Inter-City Products Corp., senior notes, 9.75%, 03/01/00 ............................        30,300,000
                                                                                                              -------------
                                                                                                                 35,368,750
                                                                                                              -------------
                    Cable Systems  1.8%
   50,000,000       Cablevision Systems Corp., senior sub. deb., 9.875%, 04/01/23 .......................        48,000,000
   30,000,000       Continental Cablevision, Inc., senior sub. deb., 9.50%, 08/01/13 ....................        33,347,639
   35,000,000       Helicon Group L.P. Corp., senior secured notes, 9.00%, 11/01/03 .....................        35,612,500
   16,000,000       Storer Communication, Inc., sub. deb., 10.00%, 05/15/03 .............................        16,200,000
                                                                                                              -------------
                                                                                                                133,160,139
                                                                                                              -------------
                    Chemicals  1.0%
   29,000,000       Applied Extrusion Technology, senior unsecured notes, 11.50%, 04/01/02 ..............        30,160,000
   16,000,000       IMC Fertilizer Group, Inc., senior notes, Series B, 10.75%, 06/15/03 ................        17,343,022
    8,900,000       Uniroyal Chemical Co., senior notes, 10.50%, 05/01/02 ...............................         9,589,750
   20,000,000       Uniroyal Chemical Co., senior sub. notes, 11.00%, 05/01/03 ..........................        21,350,000
                                                                                                              -------------
                                                                                                                 78,442,772
                                                                                                              -------------
                    Computer/Technology  1.9%
   29,000,000       Acclaim Entertainment, Inc., cvt. sub. notes, 10.00%, 03/01/02 ......................        29,000,000
   55,000,000      bAnacomp, Inc., senior sub. notes, 10.875%, 04/01/04 .................................        52,800,000
   22,938,389       Anacomp, Inc., senior sub. notes, PIK, 13.00%, 06/04/02 .............................        23,970,617
   11,750,000       Maxtor Corp., cvt. sub. deb., 5.75%, 03/01/12 .......................................         8,283,750
   27,000,000      bXilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02 ......................................        31,050,000
                                                                                                              -------------
                                                                                                                145,104,367
                                                                                                              -------------
                    Consumer Products  1.8%
    5,000,000       E&S Holdings Corp., senior sub. notes, 10.375%, 10/01/06 ............................         5,100,000
   18,000,000       Mafco, Inc., senior sub. deb., 11.875%, 11/15/02 ....................................        19,125,000
   38,500,000       Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ...................        38,403,750
   30,000,000       Revlon Consumer Products Corp., senior sub. notes, Series B, 10.50%, 02/15/03 .......        31,575,000
   35,000,000       RJR Nabisco, Inc., senior sub. notes, 9.25%, 08/15/13 ...............................        34,562,500
    8,650,000       Sealy Corp., senior sub. notes, 10.25%, 05/01/03 ....................................         8,909,500
                                                                                                              -------------
                                                                                                                137,675,750
                                                                                                              -------------

                    Containers & Packaging  1.1%
$  30,000,000       Calmar, Inc., senior sub notes, 11.50%, 08/15/05 ....................................      $ 30,675,000
   28,000,000       Packaging Resources, Inc., senior notes, 11.625%, 05/01/03 ..........................        28,980,000
   15,000,000       Printpack, Inc., senior sub. notes, Series B, 10.625%, 08/15/06 .....................        15,712,500
    6,000,000       U.S. Can Corp., company guaranteed, 10.125%, 10/15/06 ...............................         6,270,000
                                                                                                              -------------
                                                                                                                 81,637,500
                                                                                                              -------------
                    Electrical Equipment  0.1%
    8,000,000      eTrans-Lux Corp., cvt. sub. notes, 7.50%, 12/01/06 ...................................         8,320,000
                                                                                                              -------------
                    Energy/Energy Services  2.9%
   10,000,000       Energy Ventures, senior notes, 10.25%, 03/15/04 .....................................        10,750,000
   15,000,000       Falcon Drilling, senior sub. notes, 12.50%, 03/15/05 ................................        16,725,000
   40,000,000       Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 07/15/04 ........................        43,600,000
   19,000,000       Global Marine, Inc., senior secured notes, 12.75%, 12/15/99 .........................        20,211,250
    5,000,000       Mesa Operating Co., 10.625%, 07/01/06 ...............................................         5,212,500
   45,000,000       Oryx Energy Co., cvt. sub. deb., 7.50%, 05/15/14 ....................................        43,200,000
    8,000,000       Plains Resources, Inc., senior sub. notes, 10.25%, 03/15/06 .........................         8,340,000
   36,000,000      eSnyder Oil Corp., cvt. sub. notes, 7.00%, 05/15/01 ..................................        36,360,000
   40,000,000       Swift Energy Co., cvt. sub. notes, 6.25%,11/15/06 ...................................        39,100,000
                                                                                                              -------------
                                                                                                                223,498,750
                                                                                                              -------------
                    Entertainment  0.2%
   12,000,000       AMF Group, Inc., Series B, 10.875%, 03/15/06 ........................................        12,705,000
                                                                                                              -------------
                    Financial Services  0.2%
   10,000,000       First Nationwide Holdings, Inc., senior sub. notes, 10.625%, 10/01/03 ...............        10,625,000
                                                                                                              -------------
                    Food & Beverages  3.0%
    3,980,000       Chock Full O'Nuts Corp., S.F., cvt. sub. deb., 8.00%, 09/15/06 ......................         3,950,150
   45,000,000       Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ......................        48,487,500
   40,018,921       Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 ..................................        42,420,056
   21,000,000       Doane Products Co., senior notes, 10.625%, 03/01/06 .................................        21,997,500
    6,600,000       Dr. Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 ...............         6,897,000
   29,000,000       International Home Foods, senior sub. notes, 10.375%, 11/01/06 ......................        29,145,000
   32,500,000       PMI Acquisition Corp., senior sub. notes, 10.25%, 09/01/03 ..........................        33,637,500
   25,000,000       Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 08/15/03 ................        22,000,000
   20,000,000       Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 08/15/01 ...........        19,550,000
                                                                                                              -------------
                                                                                                                228,084,706
                                                                                                              -------------
                    Food Chains  2.9%
   18,000,000       Americold Corp., senior sub. notes, 12.875%, 05/01/08 ...............................        18,540,000
   33,000,000       Americold Corp., senior sub. notes, Series B, 11.50%, 03/01/05 ......................        34,897,500
   35,000,000       Bruno's, Inc., senior sub. notes, 10.50%, 08/01/05 ..................................        35,743,750
   33,000,000       Grand Union Capital Corp., senior notes, 12.00% 09/01/04 ............................        32,917,500
   40,000,000       Ralphs Grocery Co., senior sub notes, 11.00%, 06/15/05 ..............................        41,400,000
   48,000,000       Smith's Food & Drug, senior sub. notes, 11.25%, 05/15/07 ............................        52,440,000
                                                                                                              -------------
                                                                                                                215,938,750
                                                                                                              -------------
                    Gaming & Leisure  2.1%
   60,000,000       Aztar Corp., senior sub. notes, 11.00%, 10/01/02 ....................................        61,050,000
   40,000,000      cBoardwalk Casino, Inc., first mortgage bonds, 16.50%, 03/31/05 ......................        40,072,000
    8,000,000       Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 08/15/06 .......................         8,440,000
   11,000,000       Harveys Casino Resorts, senior sub. notes, 10.625%, 06/01/06 ........................        11,797,500
   35,000,000       Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 07/15/05 ......................        36,837,500
                                                                                                              -------------
                                                                                                                158,197,000
                                                                                                              -------------
                    Health Care  0.6%
$  22,000,000       Dade International, Inc., senior sub. notes, 11.125%, 05/01/06 ......................      $ 24,145,000
   15,000,000      bMedical Care International, Inc., cvt. sub. deb., 6.75%, 10/01/06 ...................        14,850,000
   10,000,000       Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter,
                     12/15/03 ...........................................................................         9,300,000
                                                                                                              -------------
                                                                                                                 48,295,000
                                                                                                              -------------
                    Industrial Products  1.6%
   18,500,000       Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 ...................................        18,268,750
   60,000,000       RBX Corp., senior sub. notes, Series B, 11.25%, 10/15/05 ............................        49,050,000
   30,000,000       RHI Holdings, Inc., senior sub. deb., 11.875%, 03/01/99 .............................        30,000,000
   14,500,000       Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 ...........................        14,645,000
    7,393,000       Thermadyne Industries, Inc., senior sub. notes, 10.25%, 05/01/02 ....................         7,485,413
                                                                                                              -------------
                                                                                                                119,449,163
                                                                                                              -------------
                    Media & Broadcasting  0.2%
   12,250,000       Benedek Broadcasting, senior notes, 11.875%, 03/01/05 ...............................        13,383,125
                                                                                                              -------------
                    Metals  2.3%
    7,000,000       Armco Steel, Inc., senior notes, 11.375%, 10/15/99 ..................................         7,280,000
    5,000,000       Armco Steel, Inc., senior notes, 9.375%, 11/01/00 ...................................         5,112,500
   45,000,000       Ashanti Capital, Ltd., cvt. notes, 5.50%, 03/15/03 ..................................        38,812,500
      900,000       Coeur D' Alene Mines Corp., cvt. senior sub. deb., 6.00%, 06/10/02 ..................           805,500
   20,000,000       Coeur D' Alene Mines Corp., cvt. sub. deb., 6.375%, 01/31/04 ........................        19,000,000
   13,020,000       FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 01/16/05 ........................        12,238,800
   40,000,000       Jorgensen, Earle M. Co., senior notes, 10.75%, 03/01/00 .............................        39,500,000
   50,000,000       Republic Engineered Steel Co., first mortgage, 9.875%, 12/15/01 .....................        44,750,000
    4,805,000       UCAR Global Enterprises, senior sub. notes, 12.00%, 01/15/05 ........................         5,453,675
                                                                                                              -------------
                                                                                                                172,952,975
                                                                                                              -------------
                    Paper & Forest Products  1.3%
    6,000,000       Four M Corp., senior notes, 12.00%, 06/01/06 ........................................         6,015,000
   45,000,000       Rapp International Finance, secured notes, 13.25%, 12/15/05 .........................        45,450,000
   55,000,000       Riverwood International, senior sub. notes, 10.875%, 04/01/08 .......................        45,650,000
                                                                                                              -------------
                                                                                                                 97,115,000
                                                                                                              -------------
                    Pollution Control  0.2%
   21,000,000       Air & Water Technology Corp., cvt. sub. deb., 8.00%, 05/15/15 .......................        18,532,500
                                                                                                              -------------
                    Publishing  0.2%
   12,500,000       Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 ..............................        13,218,750
                                                                                                              -------------
                    Railroads
      500,000       Missouri Pacific Railroad Co., gen. mortgage, Series A, 4.75%, 01/01/20 .............           290,367
      500,000       Missouri Pacific Railroad Co., gen. mortgage, Series B, 4.75%, 01/01/30 .............           297,001
    1,200,000       Missouri Pacific Railroad Co., income deb., 5.00%, 01/01/45 .........................           648,439
                                                                                                              -------------
                                                                                                                  1,235,807
                                                                                                              -------------
                    Real Estate Development  0.1%
   10,000,000       Rouse Co., cvt. sub. deb., 5.75%, 07/23/02 ..........................................        10,550,000
                                                                                                              -------------
                    Restaurants  0.2%
   40,000,000       Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 ............................        18,100,000
                                                                                                              -------------
                    Retail  0.8%
    9,000,000       Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14 ................................         7,425,000
   50,000,000       Levitz Furniture Co., senior sub. notes, 13.375%, 10/15/98 ..........................        49,750,000
                                                                                                              -------------
                                                                                                                 57,175,000
                                                                                                              -------------
                    Telecommunications  0.3%
$  25,000,000       CommNet Cellular, Inc., sub. notes, 11.25%, 07/01/05 ................................      $ 26,062,500
                                                                                                              -------------
                    Utilities  2.6%
  975,837,500      fESCOM, E168, utility deb., (South Africa), 11.00%, 06/01/08 .........................       170,099,991
    6,835,812       Midland CoGeneration Venture, deb. notes, Series C-91, 10.33%, 07/23/02 .............         7,348,498
   13,249,236       Midland CoGeneration Venture, S.F., sub. deb., Series C, 10.33%, 07/23/02 ...........        14,242,929
    6,000,000       Texas-New Mexico Power Co., secured deb., 10.75%, 09/15/03 ..........................         6,323,004
                                                                                                              -------------
                                                                                                                198,014,422
                                                                                                              -------------
                          Total Corporate Bonds (Cost $2,502,757,094) ...................................     2,495,622,726
                                                                                                              -------------
                    U.S. Government Securities  8.4%
  534,000,000       U.S Treasury Bonds, 6.00% - 6.375%, 12/31/97 - 08/15/02 .............................       485,576,102
  150,000,000       U.S. Treasury Notes, 7.125%, 02/15/23 ...............................................       148,078,193
                                                                                                              -------------
                          Total U.S. Government Securities (Cost $665,544,665)...........................       633,654,295
                                                                                                              -------------
                    Foreign Government Securities  9.6%
   50,000,000      fGovernment of Canada, first coupon deb., 8.00%, 06/01/23 ............................        39,317,320
  520,000,000       Republic of Argentina, FRN, 5.25%, 03/31/23 .........................................       323,700,000
  200,000,000       Republic of Brazil, 5.00%, 04/15/24 .................................................       124,500,000
   65,000,000       Republic of Brazil, FRN deb., 6.50%, 04/15/06 .......................................        57,931,250
   82,867,500       Republic of Brazil, FRN, Series A, 6.50%, 01/01/01 ..................................        80,899,397
  515,000,000      fRepublic of South Africa, 12.00%, 02/28/05 ..........................................       100,016,858
                                                                                                              -------------
                          Total Foreign Government Agencies (Cost $680,834,700)..........................       726,364,825
                                                                                                              -------------
                    Zero Coupon/Step-up Bonds   3.8%
   30,000,000       AMF Group, Inc., senior disc. notes, Series B, zero coupon to 03/15/01 (original accretion
                     rate 12.25%), 12.25% thereafter, 03/15/06 ..........................................        20,737,500
   65,000,000       Bell & Howell Co., senior deb., zero coupon to 03/01/00 (original accretion rate 11.50%),
                     11.50%, thereafter, 03/01/05 .......................................................        50,375,000
   11,000,000       Dr. Pepper Bottling Holdings Co., S.F., senior sub. disc. notes, zero coupon to 02/15/98
                     (original accretion rate 11.625%), 11.625% thereafter, 02/15/03 ....................        10,642,500
    9,000,000       Exide Corp., senior sub. deb., zero coupon to 12/15/97 (original accretion rate 12.25%),
                     12.25% thereafter, 12/15/04 ........................................................         8,437,500
   50,000,000       Food 4 Less, Inc., senior disc. deb., zero coupon to 06/15/00, (original accretion rate
                     13.625%), 13.625% thereafter, 07/15/05 .............................................        36,250,000
    7,000,000       L.F.C. Holding, senior deb., zero coupon to 06/15/97 (original accretion rate 15.00%),
                     15.00% thereafter, 06/15/02 ........................................................         4,550,000
   75,000,000       Marcus Cable Co., senior disc. notes, zero coupon to 06/15/00, (original accretion rate
                     14.25%), 14.25% thereafter, 12/15/05 ...............................................        52,875,000
   15,000,000       Mesa Operating Co., company guaranteed, zero coupon to 07/01/01, (original accretion
                     rate 11.625%), 11.625% thereafter, 07/01/06 ........................................        10,237,500
   45,000,000      bRevlon Worldwide Corp., senior disc. notes, (original accretion rate 10.75%), 0.00%,
                     03/15/01 ...........................................................................        27,900,000
   40,000,000       Revlon Worldwide Corp., senior secured disc. notes, Series B (original accretion rate
                     12.00%),  0.00%, 03/15/98 ..........................................................        37,900,000
   33,250,000       Specialty Foods Corp., senior secured disc. deb., Series B, zero coupon to 08/15/99,
                     (original accretion rate 13.00%), 13.00% thereafter, 08/15/05 ......................        13,549,376
   12,000,000       UCC Investors, discount notes, zero coupon to 05/01/98, (original accretion rate 12.00%),
                     12.00% thereafter, 05/01/05 ........................................................        10,860,000
                                                                                                              -------------
                          Total Zero Coupon/Step-up Bonds (Cost $284,748,199)............................       284,314,376
                                                                                                              -------------
                          Total Long Term Investments (Cost $6,866,964,485)..............................     7,067,732,811
                                                                                                              -------------

                   iReceivables from Repurchase Agreements  5.4%.........................................
$ 417,824,907       Joint Repurchase Agreement, 6.417%, 04/01/97, (Maturity Value $411,066,965)
                     (Cost $410,993,705)
                      Aubrey G. Lanston & Co., Inc., (Maturity Value $49,406,409)
                     Collateral: U.S. Treasury Bills, 09/04/97
                    U.S. Treasury Notes, 6.75% - 7.00%, 04/15/99 - 05/31/99
                      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $24,703,202)
                     Collateral: U.S. Treasury Notes, 6.00% - 7.125%, 09/30/98 - 09/30/99
                      CIBC Wood Gundy Securities Corp., (Maturity Value $49,406,409)
                     Collateral: U.S. Treasury Notes, 6.25%, 06/30/98
                      Daiwa Securities America, Inc., (Maturity Value $49,406,409)
                     Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 06/30/98 - 12/31/01
                      Fuji Securities, Inc., (Maturity Value $49,406,409)
                     Collateral: U.S. Treasury Bills, 07/31/97
                    U.S. Treasury Notes, 5.875%, 04/30/98
                      Sanwa Securities (USA) Co., L.P., (Maturity Value $49,406,409)
                     Collateral: U.S. Treasury Bills, 05/15/97
                    U.S. Treasury Notes, 5.625% - 6.75%, 05/15/98 - 11/30/00
                      SBC Warburg, Inc., (Maturity Value $49,406,409)
                     Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                      The Nikko Securities Co. International, Inc., (Maturity Value $40,518,900)
                     Collateral: U.S. Treasury Notes, 4.75% - 6.50%, 05/31/98 - 09/30/01
                      UBS Securities, L.L.C., (Maturity Value $49,406,409)
                     Collateral: U.S. Treasury Notes, 5.00% - 6.875%, 04/30/97 - 04/30/00 ...............     $ 410,993,705
                                                                                                              -------------
                              Total Investments (Cost $7,277,958,190)  98.6% ............................     7,478,726,516
                              Other Assets and Liabilities, Net  1.4% ...................................       102,679,381
                                                                                                              -------------
                              Net Assets  100.0% ........................................................    $7,581,405,897
                                                                                                              =============


                    At March 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $7,277,958,190 was as follows:
                      Aggregate gross unrealized appreciation for all investments in which
                     there was an excess of value over tax cost .........................................     $ 531,962,215
                      Aggregate gross unrealized depreciation for all investments in which
                     there was an excess of tax cost over value  ........................................      (331,193,889)
                                                                                                              -------------
                      Net unrealized appreciation .......................................................     $ 200,768,326
                                                                                                              =============


PORTFOLIO ABBREVIATIONS:
FRN      - Floating Rate Notes
L.L.C.   - Limited Liability Corp.
L.P.     - Limited Partnership
PIK      - Payment-in-Kind
S.F.     - Sinking Fund

aNon-income producing.
bPurchased in a private placement transaction, resale may only be to qualified institutional buyers.
cSee Note 6 regarding restricted securities.
eSee Note 8 regarding holdings of 5% voting securities.
fFace amount is stated in foreign currency and value is stated in U.S. dollars. gSecurities traded in foreign currency and value is stated in U.S. dollars. iFace amount for repurchase agreements is for the underlying collateral.
 See Note 1(h)  regarding  joint  repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

Statement of Investments in Securities and Net Assets, March 31, 1997
(unaudited)



      Face                                                                                                       Value
     Amount        U.S. Government Securities Fund                                                             (Note 1)
                   Government National Mortgage Association (GNMA)  97.3%

$    22,666,318    GNMA I, SF, 6.00%, 09/15/23 - 11/15/23 ...............................................      $ 20,617,734
  1,144,495,519    GNMA I, SF, 6.50%, 03/15/03 - 03/15/24 ...............................................     1,070,929,076
     31,751,570    GNMA PL, 6.50%, 05/15/24 .............................................................        29,564,522
     70,206,585    GNMA II, 6.50%, 06/20/24 - 05/20/26 ..................................................        64,925,731
     36,271,718    GNMA PL, 6.75%, 01/15/34 .............................................................        33,996,389
      3,779,021    GNMA I, SF, 6.75%, 03/15/26 - 05/15/26 ...............................................         3,557,834
    351,802,909    GNMA II, 7.00%, 03/20/24 - 01/20/27 ..................................................       335,159,682
      8,994,656    GNMA PL, 7.00%, 09/15/35 .............................................................         8,561,203
  2,053,677,040    GNMA I, SF, 7.00%, 04/15/16 - 06/15/26 ...............................................     1,976,092,280
      8,804,133    GNMA SF, 7.25%, 10/15/25 - 01/15/26 ..................................................         8,536,257
     35,328,263    GNMA PL, 7.375%, 04/15/29 ............................................................        34,338,342
     21,136,803    GNMA PL, 7.425%, 07/15/29 ............................................................        20,603,803
  1,510,858,268    GNMA I, SF, 7.50%, 06/15/05 - 02/15/27 ...............................................     1,494,869,209
    419,422,294    GNMA II, 7.50%, 10/20/22 - 02/20/27 ..................................................       411,570,742
      5,656,744    GNMA PL, 7.75%, 10/15/12 .............................................................         5,622,634
  1,299,682,451    GNMA I, SF, 8.00%, 10/15/07 - 05/15/26 ...............................................     1,319,946,269
     97,226,859    GNMA II, 8.00%, 08/20/16 - 10/20/26 ..................................................        97,879,353
     47,645,425    GNMA PL, 8.00%, 04/15/22 - 05/15/32 ..................................................        47,987,793
      7,790,037    GNMA I, GPM, 8.25%, 03/15/17 - 11/15/17 ..............................................         8,012,443
     24,623,380    GNMA PL, 8.25%, 12/15/20 - 02/15/28 ..................................................        24,790,883
    312,511,678    GNMA I, SF, 8.50%, 05/15/16 - 11/15/24 ...............................................       324,524,770
     60,388,495    GNMA II, 8.50%, 04/20/16 - 06/20/25 ..................................................        62,422,423
      1,334,907    GNMA I, GPM, 8.75%, 03/20/17 - 07/20/17 ..............................................         1,397,140
    395,690,408    GNMA I, SF, 9.00%, 10/15/04 - 07/15/23 ...............................................       420,822,800
     12,835,151    GNMA II, 9.00%, 02/20/20 - 11/20/21 ..................................................        13,525,059
      5,757,798    GNMA I, GPM, 9.25%, 05/15/16 - 01/15/17 ..............................................         6,098,278
    214,191,618    GNMA I, SF, 9.50%, 05/15/09 - 02/15/23 ...............................................       231,572,668
     22,690,959    GNMA II, 9.50%, 09/20/15 - 04/20/25 ..................................................        24,277,186
      6,879,075    GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13 .............................................         7,550,815
    259,013,534    GNMA I, SF, 10.00%, 04/15/12 - 04/15/25 ..............................................       285,525,347
     32,555,600    GNMA II, 10.00%, 08/20/13 - 03/20/21 .................................................        35,699,066
      3,659,932    GNMA I, GPM, 10.25%, 02/15/16 - 02/15/21 .............................................         3,944,338
    185,196,748    GNMA I, SF, 10.50%, 01/15/98 - 10/15/21 ..............................................       202,323,469
     50,527,706    GNMA II, 10.50%, 09/20/13 - 03/20/21 .................................................        54,607,967
     12,943,585    GNMA I, GPM, 11.00%, 12/15/09 - 03/15/11 .............................................        14,224,376
    157,014,114    GNMA I, SF, 11.00%, 01/15/01 - 05/15/21 ..............................................       174,418,919
     14,560,964    GNMA II, 11.00%, 07/20/13 - 01/20/21 .................................................        16,053,300
      6,291,863    GNMA I, GPM, 11.25%, 06/15/13 - 01/15/16 .............................................         7,006,656
      2,301,552    GNMA I, GPM, 11.50%, 03/15/10 - 06/25/13 .............................................         2,579,609
     32,925,409    GNMA I, SF, 11.50%, 02/15/13 - 12/15/17 ..............................................        37,178,433
        288,266    GNMA II, GPM, 11.50%, 07/20/13 - 01/20/14 ............................................           321,900
      2,229,737    GNMA II, 11.50%, 08/20/13 - 04/20/18 .................................................         2,492,648
      1,272,656    GNMA I, GPM, 11.75%, 07/15/13 - 12/15/15 .............................................         1,429,336
        750,269    GNMA I, GPM, 12.00%, 10/15/10 - 03/15/13 .............................................           846,810
    154,289,906    GNMA I, SF, 12.00%, 05/15/11 - 08/15/19 ..............................................       175,805,452
      7,227,461    GNMA II, 12.00%, 09/20/13 - 02/20/16 .................................................         8,171,539
      1,120,283    GNMA I, GPM, 12.50%, 04/15/10 - 10/15/12 .............................................         1,279,478
    134,390,283    GNMA I, SF, 12.50%, 01/15/10 - 08/15/18 ..............................................       155,199,839
      6,077,857    GNMA II, 12.50%, 09/20/13 - 11/20/15 .................................................         6,977,186
         98,561    GNMA I, GPM, 12.75%, 11/15/13 - 06/15/15 .............................................           114,216

$   125,046,546    GNMA I, SF, 13.00%, 07/15/10 - 01/15/16 ..............................................     $ 146,570,449
      3,842,104    GNMA II, 13.00%, 10/20/13 - 09/20/15 .................................................         4,476,169
                                                                                                              -------------
                         Total Long Term Investments (Cost $9,552,951,336) ..............................     9,446,999,820
                  hShort Term Investments  2.2%
    212,215,000    U.S. Treasury Bills, 4.915% - 5.17%, 04/17/97 - 06/12/97 (Cost $210,873,128)..........       210,850,539
                                                                                                              -------------
                             Total Investments (Cost $9,763,824,464)  99.5%..............................     9,657,850,359
                             Other Assets and Liabilities, Net  0.5%.....................................        48,892,322
                                                                                                              -------------
                             Net Assets  100.0%..........................................................    $9,706,742,681
                                                                                                              =============


                   At March 31, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $9,763,824,464 was as follows:
                     Aggregate gross unrealized appreciation for all investments in which there
                    was an excess of value over tax cost.................................................     $ 141,902,553
                     Aggregate gross unrealized depreciation for all investments in which there
                    was an excess of tax cost over value ................................................      (247,876,658)
                                                                                                              -------------
                     Net unrealized depreciation ........................................................   $  (105,974,105)
                                                                                                              =============


PORTFOLIO ABBREVIATIONS:
I     - Original SF Program
II    - Programs consisting of different types of mortgages
GPM   - Graduated Payment Mortgage
PL    - Project Loan
SF    - Single Family

hSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.

The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Statements

Statements of Assets and Liabilities
March 31, 1997 (unaudited)


                                                                DynaTech                                     U.S. Government
Assets:                                        Growth Fund        Fund       Utilities Fund    Income Fund   Securities Fund
                                              ------------     ----------      -----------     -----------     -----------
 Investments in securities:
  At identified cost ......................    $ 433,476,466   $ 33,194,965  $2,013,999,515  $6,866,964,485  $9,763,824,464
                                              ============     ==========      ===========     ===========     ===========
  At value ................................      885,734,573     90,917,577   2,082,041,488   7,067,732,811   9,657,850,359
 Receivables from repurchase agreements,
 at value and cost ........................      362,015,771     35,031,757      15,198,378     410,993,705              --
 Cash .....................................          915,194             --              --              --         103,780
 Receivables:
  Dividends and interest ..................          807,607         67,475      13,236,743     110,743,225      62,364,281
  Investment securities sold ..............               --             --       3,028,653              --              --
  Capital shares sold .....................        2,242,969        498,217       1,197,628      25,690,534       7,974,721
  Prepaid expenses ........................           67,772             --              --              --              --
                                              ------------     ----------      -----------     -----------     -----------
      Total assets ........................    1,251,783,886    126,515,026   2,114,702,890   7,615,160,275   9,728,293,141
                                              ------------     ----------      -----------     -----------     -----------
Liabilities:
 Payables:
  Investment securities purchased .........               --             --              --      16,942,110              --
  Capital shares repurchased ..............          746,021        439,021       6,695,937      11,152,747      16,203,732
  Management fees .........................          489,287         62,900         812,380       2,862,835       3,662,870
  Distribution fees .......................          557,843         42,504         475,062       2,195,140       1,355,018
  Shareholder servicing costs .............               --            377          30,706         137,323         328,840
 Accrued expenses and other liabilities ...               --        123,425         169,539         464,223              --
                                              ------------     ----------      -----------     -----------     -----------
      Total liabilities ...................        1,793,151        668,227       8,183,624      33,754,378      21,550,460
                                              ------------     ----------      -----------     -----------     -----------
Net assets, at value ......................   $1,249,990,735   $125,846,799  $2,106,519,266  $7,581,405,897  $9,706,742,681
                                              ============     ==========      ===========     ===========     ===========
Net assets consist of:
 Undistributed net investment income......       $ 8,006,265      $ 247,964    $ 10,596,071    $ 62,156,694     $ 7,842,125
 Net unrealized appreciation (depreciation)
 on investments and translation of assets
 and liabilities denominated in foreign
 currencies...............................       452,258,107     57,722,612      68,041,973     200,996,251    (105,974,105)
 Accumulated net realized gain (loss) from
 investments ..............................        4,813,578      5,777,626      52,361,278      84,390,737    (470,943,206)
 Class I capital shares ...................      695,455,146     61,405,476   1,947,188,534   6,722,159,950  10,185,289,379
 Class II capital shares ..................       80,397,878        693,121      23,325,919     502,468,302      85,545,790
 Advisor class capital shares .............        9,059,761             --       5,005,491       9,233,963       4,982,698
                                              ------------     ----------      -----------     -----------     -----------
Net assets, at value ......................   $1,249,990,735   $125,846,799  $2,106,519,266  $7,581,405,897  $9,706,742,681
                                              ============     ==========      ===========     ===========     ===========
Class I Shares:
 Net assets, at value .....................   $1,156,541,843   $125,184,387  $2,079,296,286  $7,066,417,138  $9,616,027,491
                                              ============     ==========      ===========     ===========     ===========
 Shares outstanding .......................       49,269,948      8,328,612     222,115,035   3,039,675,992   1,435,705,242
                                              ============     ==========      ===========     ===========     ===========
 Net asset value per share* ...............           $23.47         $15.03           $9.36           $2.32           $6.70
                                              ============     ==========      ===========     ===========     ===========
Class II Shares:
 Net assets, at value .....................      $84,602,417       $662,412     $22,406,201   $ 505,953,128     $85,792,983
                                              ============     ==========      ===========     ===========     ===========
 Shares outstanding .......................        3,642,764         44,248       2,395,466     217,496,580      12,846,169
                                              ============     ==========      ===========     ===========     ===========
 Net asset value per share* ...............           $23.22         $14.97           $9.35           $2.33           $6.68
                                              ============     ==========      ===========     ===========     ===========
Advisor Class Shares:
 Net assets, at value .....................       $8,846,475                     $4,816,779      $9,035,631      $4,922,207
                                              ============                     ===========     ===========     ===========
 Shares outstanding .......................          376,658                        514,546       3,896,631         734,177
                                              ============                     ===========     ===========     ===========
 Net asset value per share ................           $23.49                          $9.36           $2.32           $6.70
                                              ============                     ===========     ===========     ===========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN CUSTODIAN FUNDS, INC.

Financial Statements (cont.)

Statements of Operations
for the six months ended March 31, 1997 (unaudited)

                                                                     DynaTech                                U.S. Government
                                                       Growth Fund     Fund     Utilities Fund  Income Fund  Securities Fund
                                                        ---------    ---------    ----------    ----------     -----------
Investment income:
 Dividends ..........................................  $ 6,220,795    $ 220,203  $58,766,490   $ 84,165,250             $--
 Interest ...........................................    7,693,675      635,660   11,974,784    220,580,213     387,951,132
                                                        ---------    ---------    ----------    ----------     -----------
                                                        13,914,470      855,863   70,741,274    304,745,463     387,951,132
                                                        ---------    ---------    ----------    ----------     -----------
Expenses:
 Management fees (Note 5) ...........................    2,831,084      367,275    5,316,882     17,068,439      22,686,368
 Distribution fees - Class I (Note 5) ...............    1,261,082      124,162    1,449,551      5,022,279       4,138,539
 Distribution fees - Class II (Note 5) ..............      358,031          860       71,336      1,459,406         231,635
 Shareholder servicing costs (Note 5) ...............      575,038       70,916    1,003,849      2,079,372       2,744,939
 Reports to shareholders ............................      179,410       20,248      453,054        944,995       1,041,247
 Registration and filing fees .......................       37,964        7,709       32,854        123,194          48,129
 Professional fees ..................................        7,400        2,060       29,987         46,662         119,789
 Directors' fees and expenses (Note 5) ..............        3,226          593        8,054         21,051          30,847
 Custodian fees .....................................        3,115           --        9,970        235,037          47,482
 Other ..............................................       11,435        2,134       40,410         73,881         119,886
                                                        ---------    ---------    ----------    ----------     -----------
      Total expenses ................................    5,267,785      595,957    8,415,947     27,074,316      31,208,861
                                                        ---------    ---------    ----------    ----------     -----------
       Net investment income ........................    8,646,685      259,906   62,325,327    277,671,147     356,742,271
                                                        ---------    ---------    ----------    ----------     -----------
Realized and unrealized gain (loss) from investments
 and foreign currency:
  Net realized gain (loss) from:
   Investments ......................................    4,856,200    5,779,371   52,457,033    118,895,955     (15,778,370)
   Foreign currency transactions ....................           --           --           --        (19,298)             --
  Net unrealized appreciation (depreciation) on:
   Investments ......................................   35,978,337    4,354,572  (33,231,794)   (18,685,613)       (619,748)
   Translation of assets and liabilities denominated in
 foreign currencies .................................           --           --           --        397,185              --
                                                        ---------    ---------    ----------    ----------     -----------
Net realized and unrealized gain (loss) on investments
 and foreign currencies .............................   40,834,537   10,133,943   19,225,239    100,588,229     (16,398,118)
                                                        ---------    ---------    ----------    ----------     -----------
Net increase in net assets resulting from operations   $49,481,222  $10,393,849  $81,550,566   $378,259,376    $340,344,153
                                                        =========    =========    ==========    ==========     ===========


FRANKLIN CUSTODIAN FUNDS, INC.

Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended March 31, 1997 (unaudited) and the year ended September 30, 1996

                                        Growth Fund                   DynaTech Fund                  Utilities Fund
                                 ------------------------         ---------------------         ------------------------
                               Six months          Year         Six months        Year        Six months          Year
                              ended 3/31/97    ended 9/30/96   ended 3/31/97  ended 9/30/96  ended 3/31/97    ended 9/30/96
                               -----------      -----------     ----------     ----------     -----------      -----------
Increase (decrease) in
 net assets:
  Operations:
   Net investment income ..     $ 8,646,685     $ 10,213,551      $ 259,906      $ 413,044    $ 62,325,327    $ 141,159,184
   Net realized gain from
 investments and
 foreign currency
 transactions .............       4,856,200       13,376,673      5,779,371      3,012,745      52,457,033      101,323,796
   Net unrealized appre-
 ciation (depreciation)
 on investments and
 translation of assets
 and liabilities denomi-
 nated in foreign
 currencies ...............      35,978,337      131,354,444      4,354,572      8,557,033     (33,231,794)     (76,822,756)
                               -----------      -----------     ----------     ----------     -----------      -----------
      Net increase in
 net assets resulting
 from operations ..........      49,481,222      154,944,668     10,393,849     11,982,822      81,550,566      165,660,224
Distributions to shareholders
 from:
  Undistributed net
 investment income:
    Class I ...............     (10,432,519)      (6,279,423)      (415,687)      (854,965)    (60,541,165)    (138,119,821)
    Class II ..............        (420,405)         (57,905)          (177)            --        (512,163)        (747,247)
    Advisor Class .........              --               --             --             --         (60,763)              --
  Net realized capital gain:
   Class I ................      (9,283,518)      (5,915,536)    (3,013,236)    (1,652,070)   (100,516,294)     (19,902,855)
   Class II ...............        (554,319)         (56,415)        (1,254)            --        (903,261)         (78,972)
Increase (decrease) in net
 assets from capital share
 transactions (Note 2)....      157,297,054      204,241,737     14,375,142      2,045,737    (232,713,598)    (360,939,808)
                               -----------      -----------     ----------     ----------     -----------      -----------
      Net increase
 (decrease) in
 net assets...............      186,087,515      346,877,126     21,338,637     11,521,524    (313,696,678)    (354,128,479)
Net assets:
 Beginning of period ......   1,063,903,220      717,026,094    104,508,162     92,986,638   2,420,215,944    2,774,344,423
                               -----------      -----------     ----------     ----------     -----------      -----------
 End of period ............  $1,249,990,735   $1,063,903,220   $125,846,799   $104,508,162  $2,106,519,266   $2,420,215,944
                               ===========      ===========     ==========     ==========     ===========      ===========
Undistributed net
 investment income
 included in net assets:
  Beginning of period .....    $ 10,212,504      $ 6,336,281      $ 403,922      $ 845,843     $ 9,384,835      $ 7,091,302
                               ===========      ===========     ==========     ==========     ===========      ===========
  End of period ...........     $ 8,006,265     $ 10,212,504      $ 247,964      $ 403,922    $ 10,596,071      $ 9,384,835
                               ===========      ===========     ==========     ==========     ===========      ===========


                                                                   Income Fund             U.S. Government Securities Fund
                                                            ------------------------         ---------------------------
                                                           Six months         Year          Six months           Year
                                                          ended 3/31/97   ended 9/30/96    ended 3/31/97     ended 9/30/96
                                                           -----------     -----------     ------------      ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................  $ 277,671,147    $ 521,625,487     $ 356,742,271     $ 767,312,081
  Net realized gain (loss) from investments and foreign
 currency transactions ................................    118,876,657       54,450,898       (15,778,370)      (50,886,927)
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies ....................    (18,288,428)      12,739,334          (619,748)     (183,394,082)
                                                           -----------     -----------     ------------      ------------
      Net increase in net assets resulting from
 operations ...........................................    378,259,376      588,815,719       340,344,153       533,031,072
Distributions to shareholders from:
 Undistributed net investment income:
  Class I .............................................   (268,868,904)    (496,461,082)     (363,853,114)     (772,347,077)
  Class II ............................................    (14,875,203)     (14,090,940)       (2,316,796)       (2,259,432)
  Advisor Class .......................................        (64,668)              --           (21,693)               --
 Net realized capital gain:
  Class I .............................................    (29,744,125)     (70,836,803)               --                --
  Class II ............................................     (1,712,570)      (1,197,351)               --                --
Increase (decrease) in net assets from capital share
 transactions (Note 2) ................................    394,944,737    1,165,627,354      (454,550,124)     (684,584,180)
                                                           -----------     -----------     ------------      ------------
      Net increase (decrease) in net assets ...........    457,938,643    1,171,856,897      (480,397,574)     (926,159,617)
Net assets:
 Beginning of period ..................................  7,123,467,254    5,951,610,357    10,187,140,255    11,113,299,872
                                                           -----------     -----------     ------------      ------------
 End of period ........................................ $7,581,405,897   $7,123,467,254   $ 9,706,742,681   $10,187,140,255
                                                           ===========     ===========     ============      ============
Undistributed net investment income included in
 net assets:
  Beginning of period .................................   $ 34,315,598      $ 1,820,982      $ 17,291,457      $ 24,585,885
                                                           ===========     ===========     ============      ============
  End of period .......................................   $ 62,156,694     $ 34,315,598       $ 7,842,125      $ 17,291,457
                                                           ===========     ===========     ============      ============


FRANKLIN CUSTODIAN FUNDS, INC.

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Corporation) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Corporation's shares are offered in five different Series (the Funds) with each Fund, representing a separate fund and each of the Funds maintaining a totally separate investment portfolio. All of the Funds are diversified, and their investment objectives are as follows:

   Capital Growth      Growth and Income     Current Income
   -----------         ------------          -----------------------
   Growth Fund         Utilities Fund        U.S. Government Securities Fund
   DynaTech Fund       Income Fund

The Funds, except for the DynaTech Fund, offer three classes of shares, Class I, Class II, and Advisor Class. The DynaTech Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II. There is no front-end sales load nor distribution fees for Advisor Class Shares. Class I and Class II shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began September 16, 1996 for the DynaTech Fund and May 1, 1995 for the other Funds, at which time all previously outstanding shares became Class I shares. The offering of Advisor Class shares began January 2, 1997.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. The Funds may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available, and securities restricted as to resale, are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions - see Note 7.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions.

e. Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:

Common expenses incurred by the Corporation are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

h. Repurchase Agreements

The Funds, except the U.S. Government Securities Fund, may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by underlying U.S. government securities, which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 1997, all outstanding repurchase agreements held by the Funds had been entered into on that date.


2. CAPITAL STOCK

At March 31, 1997, there were 19 billion shares of capital stock authorized. The shares of $.01 par value capital stock were allocated to the Funds as follows:




                                                                     DynaTech                                U.S. Government
                                                      Growth Fund      Fund     Utilities Fund  Income Fund  Securities Fund
                                                      ----------     ---------    ----------    ----------     ----------
Class I ..........................................    250,000,000   250,000,000  400,000,000   4,600,000,000  2,500,000,000
Class II .........................................    250,000,000   250,000,000  400,000,000   3,600,000,000  2,500,000,000
Advisor Class ....................................   1,000,000,000      --      1,000,000,000  1,000,000,000  1,000,000,000



Transactions in each of the Funds' shares for the six months ended March 31, 1997 and the year ended September 30, 1996, were as follows:



                                                  Growth Fund               DynaTech Fund              Utilities Fund
                                             ---------------------      --------------------       ----------------------
                                            Shares        Amount        Shares       Amount        Shares        Amount
                                           --------     -----------    --------    ----------     ---------    -----------
Class I Shares:
Six months ended March 31, 1997
 Shares sold ...........................   9,326,879   $221,660,860   3,047,705    $46,954,242    6,552,893    $ 63,809,540
 Shares issued in reinvestment of
 distributions .........................     742,441     17,759,211     199,059      3,045,627   13,137,226     126,185,412
 Shares redeemed .......................  (5,514,839)  (131,244,998) (2,364,779)   (36,317,649) (44,227,322)   (431,336,968)
                                           --------     -----------    --------    ----------     ---------    -----------
Net increase (decrease) ................   4,554,481   $108,175,073     881,985    $13,682,220  (24,537,203)  $(241,342,016)
                                           ========     ===========    ========    ==========     =========    ===========
Year ended September 30, 1996
 Shares sold ...........................  14,573,392   $309,789,082   3,079,877    $39,604,883   21,426,300    $215,939,345
 Shares issued in reinvestment of
 distributions .........................     540,805     10,967,608     177,727      2,205,599   11,952,242     118,303,241
 Shares redeemed .......................  (7,187,477)  (152,895,280) (3,085,060)   (39,764,944) (70,389,767)   (706,923,314)
                                           --------     -----------    --------    ----------     ---------    -----------
Net increase (decrease) ................   7,926,720   $167,861,410     172,544    $ 2,045,538  (37,011,225)  $(372,680,728)
                                           ========     ===========    ========    ==========     =========    ===========
Class II Shares:
Six months ended March 31, 1997
 Shares sold ...........................   2,060,068   $ 48,006,581      55,319      $ 861,406      516,375     $ 5,030,218
 Shares issued in reinvestment of
 distributions .........................      38,527        914,252          94          1,430      120,648       1,158,851
 Shares redeemed .......................    (376,913)    (8,858,613)    (11,179)      (169,914)    (263,443)     (2,566,142)
                                           --------     -----------    --------    ----------     ---------    -----------
Net increase ...........................   1,721,682   $ 40,062,220      44,234      $ 692,922      373,580     $ 3,622,927
                                           ========     ===========    ========    ==========     =========    ===========
Year ended September 30, 1996
 Shares sold ...........................   1,925,516   $ 41,102,731          14          $ 199    1,459,417    $ 14,693,105
 Shares issued in reinvestment of
 distributions .........................       4,957        100,242          --             --       67,296         663,744
 Shares redeemed .......................    (224,665)    (4,822,646)         --             --     (363,584)     (3,615,929)
                                           --------     -----------    --------    ----------     ---------    -----------
Net increase ...........................   1,705,808   $ 36,380,327          14          $ 199    1,163,129    $ 11,740,920
                                           ========     ===========    ========    ==========     =========    ===========
Advisor Class Shares:
January 1, 1997 to March 31, 1997
  Shares sold ..........................     465,011   $ 11,195,648                                 596,096     $ 5,780,963
  Shares issued in reinvestment of
 distributions .........................          --             --                                   6,310          60,763
  Shares redeemed ......................     (88,353)    (2,135,887)                                (87,860)       (836,235)
                                           --------     -----------                               ---------    -----------
Net increase ...........................     376,658    $ 9,059,761                                 514,546     $ 5,005,491
                                           ========     ===========                               =========    ===========

                                                                         Income Fund          U.S. Government Securities Fund
                                                                   ----------------------         -----------------------
                                                                  Shares          Amount         Shares          Amount
                                                                ----------      -----------    ----------      -----------
Class I Shares:
Six months ended March 31, 1997
 Shares sold ................................................   277,338,972    $ 652,561,184    37,567,884    $ 254,384,444
 Shares issued in reinvestment of distributions .............    77,079,865      180,565,359    25,007,127      168,915,817
 Shares redeemed ............................................  (258,713,804)    (608,735,442) (134,610,379)    (911,481,679)
                                                                ----------      -----------    ----------      -----------
Net increase (decrease) .....................................    95,705,033    $ 224,391,101   (72,035,368)  $ (488,181,418)
                                                                ==========      ===========    ==========      ===========
Year ended September 30, 1996
 Shares sold ................................................   642,104,925   $1,473,287,913    85,184,579    $ 579,402,859
 Shares issued in reinvestment of distributions .............   150,894,313      344,863,416    51,937,467      352,406,036
 Shares redeemed ............................................  (405,681,073)    (929,200,372) (245,065,339)  (1,663,170,694)
                                                                ----------      -----------    ----------      -----------
Net increase (decrease) .....................................   387,318,165    $ 888,950,957  (107,943,293)  $ (731,361,799)
                                                                ==========      ===========    ==========      ===========
 For the period September 16, 1996 to September 30, 1996 for the DynaTech Fund.
                                                                         Income Fund          U.S. Government Securities Fund
                                                                   ----------------------         -----------------------
                                                                  Shares          Amount         Shares          Amount
                                                                ----------      -----------    ----------      -----------
Class II Shares:
Six months ended March 31, 1997
 Shares sold ................................................    75,128,866    $ 176,978,974     5,190,019     $ 35,061,107
 Shares issued in reinvestment of distributions .............     4,387,859       10,295,990       220,287        1,485,773
 Shares redeemed ............................................   (11,015,959)     (25,955,291)   (1,169,922)      (7,898,284)
                                                                ----------      -----------    ----------      -----------
Net increase ................................................    68,500,766    $ 161,319,673     4,240,384     $ 28,648,596
                                                                ==========      ===========    ==========      ===========
Year ended September 30, 1996
 Shares sold ................................................   126,159,539    $ 289,827,410     7,668,930     $ 51,954,655
 Shares issued in reinvestment of distributions .............     4,108,044        9,379,710       212,412        1,428,321
 Shares redeemed ............................................    (9,852,944)     (22,530,723)     (982,730)      (6,605,357)
                                                                ----------      -----------    ----------      -----------
Net increase ................................................   120,414,639    $ 276,676,397     6,898,612     $ 46,777,619
                                                                ==========      ===========    ==========      ===========
Advisor Class Shares:
January 1, 1997 to March 31, 1997
 Shares sold ................................................     3,980,970      $ 9,433,161       810,223      $ 5,494,473
 Shares issued in reinvestment of distributions .............        27,053           64,093         2,964           20,060
 Shares redeemed ............................................      (111,392)        (263,291)      (79,010)        (531,835)
                                                                ----------      -----------    ----------      -----------
Net increase ................................................     3,896,631      $ 9,233,963       734,177      $ 4,982,698
                                                                ==========      ===========    ==========      ===========

3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At September 30, 1996, for tax purposes,  the Funds had accumulated  net realized  capital gains or capital loss carryovers as follows:

                                                                                       DynaTech
                                                                          Growth Fund    Fund    Utilities Fund  Income Fund
                                                                           --------    --------    -----------    ---------
Accumulated net realized gains .........................................  $9,795,215  $3,012,745  $101,326,200   $30,949,499
                                                                           ========    ========    ===========    =========

                                                                                                             U.S. Government
                                                                                                            Securities Fund
                                                                                                               ----------
Capital loss carryovers
 Expiring in:
1997 .......................................................................................................   $ 92,974,800
1998 .......................................................................................................     74,910,973
1999 .......................................................................................................     67,082,683
2002 .......................................................................................................    111,364,839
2003 .......................................................................................................      3,698,366
2004 .......................................................................................................     57,539,178
                                                                                                               $407,570,839
                                                                                                               ==========

From November 1, 1995 through September 30, 1996, the U.S. Government Securities Fund incurred $47,593,997 of net realized capital losses. As permitted by tax regulations, the U.S. Government Securities Fund intends to elect to defer these losses and treat them as having arisen in the year ending September 30, 1997.

The U.S. Government Securities Fund had capital loss carryovers of $266,310,966 which expired at September 30, 1996 and were reclassified to paid-in capital pursuant to Statement of Position (SOP) 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial statement purposes at March 31, 1997 by $2,400 in the Utilities Fund.

4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended March 31, 1997, were as follows:


                                                                  DynaTech                                   U.S. Government
                                                  Growth Fund       Fund     Utilities Fund    Income Fund   Securities Fund
                                                   ---------      --------     ----------      ----------      -----------
Purchases .....................................   $13,018,456    $3,263,313   $102,656,152    $922,212,195     $131,408,085
Sales .........................................   $27,908,196    $9,590,557   $363,894,499    $499,437,206     $590,212,216

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

A. MANAGEMENT AGREEMENT:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month as follows:

Annualized Fee Rate      Month End Net Assets
-------------            -----------------------------------
     0.625%              First $100 million
     0.500%              Over $100 million, up to and including $250 million
     0.450%              Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

B. SHAREHOLDER SERVICES AGREEMENT:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended March 31, 1997, aggregated $6,474,114, all of which was paid to Investor Services.

C. DISTRIBUTION PLANS AND UNDERWRITING AGREEMENT:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.15% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class of the Income, Utilities and U.S. Government Securities Funds and up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II, of the average daily net assets of such class of the Growth and DynaTech Funds, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $14,116,881 for the six months ended March 31, 1997.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges (CDSC) for the six months ended March 31, 1997, were as follows:


                                                                          DynaTech                           U.S. Government
                                                              Growth Fund   Fund  Utilities Fund Income Fund Securities Fund
                                                               --------    -------   ---------    ---------    -----------
Total commissions received, including CDSC .................  $3,433,559  $225,382   $1,014,608  $20,440,887     $5,144,046
Paid to other dealers ......................................  $3,706,604  $214,912   $1,005,820  $21,402,039     $5,410,350
CDSC .......................................................    $ 23,179     $ 880      $ 7,993    $ 112,791       $ 25,180

d. Other Affiliates and Related Party Transactions:

During the six months ended March 31, 1997, legal fees of $35,555 were incurred to the law firm in which Brian E. Lorenz, Secretary of the Corporation, is a partner. Such fees were allocated to each Fund as described in Note 1.

Certain officers and directors of the Corporation are also officers and/or directors of Distributors, Advisers, Investor Services, and FT Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities Exchange Commission pursuant to the Securities Act of 1933. The Funds may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Funds value these restricted securities as disclosed in Note 1. At March 31, 1997, the Income Fund held restricted securities with a value aggregating $42,698,152 representing 0.6% of the Fund's net assets, as follows:


    Face
   Amount     Security                                                            Acquisition Date     Cost         Value
---------     ---------------------------------------------------                    -----------     ---------   -----------
$40,000,000   Boardwalk Casino, Inc., first mortgage bonds, 16.50%, 03/31/05......     4/12/95     $37,356,145  $40,072,000

  Warrants    Security                                                            Acquisition Date     Cost         Value
---------     ---------------------------------------------------                    -----------     ---------   -----------
  1,281,869   Boardwalk Casino, Inc. .............................................     4/12/95       2,643,855    2,597,708
   Shares
---------
   59,258     Jewel Recovery, L.P.................................................     7/30/93          42,074       28,444


7. CREDIT RISK

The Income Fund has 40.7% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by any of the Funds, are defined in the Investment Company Act of 1940 as affiliated companies. The Growth Fund and the Income Fund had investments in such affiliated companies at March 31, 1997, with a value in the amount of $6,906 and $82,617,957, respectively. See the accompanying Statement of Investments in Securities and Net Assets for specific information on such securities.


9. OTHER CONSIDERATIONS

As the Manager of the Funds, Advisers may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committee for Flagstar Corporation, and therefore may be in possession of certain material non-public information. Advisers has not sold, nor does it intend to sell, any of the Income Fund's holdings in this security while in possession of material non-public information in contravention of the Federal Securities laws.


10. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period by Fund are as follows:


                         Per Share Operating Performance                              Ratios/Supplemental Data
              -----------------------------------------------------               --------------------------------
                                                Distri-  Distri-                                              Ratio
           Net              Net                 butions  butions           Net              Net              of Net
          Asset    Net  Realized &               From     from            Asset           Assets  Ratio of Investment        Average
 Year   Value at Invest-Unrealized  Total From  Net In- Realized  Total  Value at         at End  Expenses  Income toPortfolio Com-
 Ended  Beginning ment  Gain (Loss) Investment vestment  Capital Distri- End of   Total  of Periodto Average Average Turnovermission
Sept.30 of PeriodIncomeon SecuritiesOperations  Income    Gains  butions Period  Return1(in 000's)Net AssetsNet Assets Rate    Rate2
Growth Fund:
Class I Shares:
  1992    $13.45   $.23    $ .523     $ .753   $(.353)  $(.150) $(.503)  $13.70    5.73%  $ 532,971 0.66%   2.06%     .81%   --
  1993     13.70    .23      .577       .807    (.189)   (.068)  (.257)   14.25    5.87     560,824  .64    1.64      1.70   --
  1994     14.25    .19      .899      1.089    (.297)   (.082)  (.379)   14.96    7.63     516,620  .77    1.23      6.52   --
  1995     14.96    .17     4.427      4.597    (.135)   (.042)  (.177)   19.38   31.11     712,866  .90    1.08      1.39   --
  1996     19.38    .22     3.538      3.758    (.164)   (.154)  (.318)   22.82   19.60   1,020,486  .87    1.16      2.03    .0543
  19973    22.82    .16      .919      1.079    (.227)   (.202)  (.429)   23.47    4.69   1,156,542  .84+++ 1.51+++   1.46    .0554
Class II Shares:
  1995+    16.88    .02     2.430      2.450   --       --      --        19.33   14.72       4,161 1.79+++ 0.37+++   1.39   --
  1996     19.33    .12     3.463      3.583    (.159)   (.154)  (.313)   22.60   18.73      43,417 1.63    0.40      2.03    .0543
  19973    22.60    .09      .885       .975    (.153)   (.202)  (.355)   23.22    4.28      84,602 1.61+++ 0.71+++   1.46    .0554
Advisor Class Shares:
  19974    23.43    .10     (.040)      .060   --       --      --        23.49    0.26       8,846  .59+++ 1.69+++   1.46    .0554
DynaTech Fund:
Class I Shares:
  1992      8.68    .12      .522       .642    (.112)  --       (.112)    9.21    7.29      64,595  .81    1.42      10.70  --
  1993      9.21    .10     1.209      1.309    (.117)   (.112)  (.229)   10.29   14.36      71,469  .81    1.03      26.56  --
  1994     10.29    .07      .210       .280    (.124)   (.596)  (.720)    9.85    2.89      67,413 1.00    0.69      9.73   --
  1995      9.85    .12     2.89       3.109    (.049)   (.130)  (.179)   12.78   32.10      92,987 1.01    1.11      9.83   --
  1996     12.78    .06     1.536      1.596    (.118)   (.228)  (.346)   14.03   12.84     104,508 1.05    0.43      11.94   .0551
  19973    14.03    .03     1.424      1.454    (.055)   (.399)  (.454)   15.03   10.31     125,184  .99+++ 0.43+++   3.43    .0514

Class II Shares:
  1996++  $13.57    $--    $ .464     $ .464     $ --     $ --    $ --   $14.03    3.39%        $-- 1.85%+++(.14)%+++11.94%   .0551
  19973    14.03   (.01)    1.405      1.395    (.056)   (.399)  (.455)   14.97    9.88         662 1.62+++ (.20)+++  3.43    .0514
Utilities Fund:
Class I Shares:
  1992      8.81    .53      .849      1.379    (.559)  --       (.559)    9.63   15.89   2,191,095  .57    5.90      1.39   --
  1993      9.63    .53     1.165      1.695    (.545)  --       (.545)   10.78   17.83   3,626,774  .55    5.30      7.81   --
  1994     10.78    .55    (2.436)    (1.886)   (.524)   (.040)  (.564)    8.33  (17.94)  2,572,508  .64    5.76      6.34   --
  1995      8.33    .53     1.421      1.951    (.524)   (.007)  (.531)    9.75   24.19   2,765,976  .73    5.88      5.55   --
  1996      9.75    .54      .036       .576    (.524)   (.072)  (.596)    9.73    5.94   2,400,561  .71    5.24      17.05   .0486
  19973     9.73    .27      .049       .319    (.262)   (.427)  (.689)    9.36    3.17   2,079,296  .72+++ 5.37+++   4.52    .0501
Class II Shares:
  1995+     8.89    .23      .878      1.108    (.248)  --       (.248)    9.75   13.01       8,369 1.21+++ 5.15+++   5.55   --
  1996      9.75    .46      .063       .523    (.481)   (.072)  (.553)    9.72    5.39      19,655 1.23    4.86      17.05   .0486
  19973     9.72    .24      .047       .287    (.230)   (.427)  (.657)    9.35    2.84      22,406 1.25+++ 4.83+++   4.52    .0501
  Advisor Class Shares:
  19974     9.63    .13     (.266)     (.136)   (.134)  --       (.134)    9.36   (1.45)      4,817  .63+++ 5.50+++   4.52    .0501
  Income Fund:
  Class I Shares:
  1992      2.08    .19      .194       .384    (.205)   (.009)  (.214)    2.25   18.80   2,483,501  .55    9.11      23.30  --
  1993      2.25    .18      .227       .407    (.185)   (.012)  (.197)    2.46   18.76   3,935,444  .54    7.84      25.41  --
  1994      2.46    .17     (.201)     (.031)   (.180)   (.029)  (.209)    2.22   (1.52)  4,891,505  .64    7.37      23.37  --
  1995      2.22    .18      .108       .288    (.180)   (.028)  (.208)    2.30   14.00   5,885,788  .71    8.26      58.64  --
  1996      2.30    .19      .017       .207    (.180)   (.027)  (.207)    2.30    9.43   6,780,153  .70    8.27      25.29   .0518
  19973     2.30    .09      .030       .120    (.090)   (.010)  (.100)    2.32    5.25   7,066,417  .69+++ 7.43+++   7.26    .0490
  Class II Shares:
  1995+     2.18    .08      .112       .192    (.072)  --       (.072)    2.30    8.96      65,822 1.23+++ 7.89+++   58.64  --
  1996      2.30    .17      .025       .195    (.168)   (.027)  (.195)    2.30    8.86     343,314 1.21    7.84      25.29   .0518
  19973     2.30    .08      .044       .124    (.084)   (.010)  (.094)    2.33    5.44     505,953 1.19+++ 7.19+++   7.26    .0490
  Advisor Class Shares:
  19974     2.34    .05     (.024)      .026    (.046)  --       (.046)    2.32    0.22       9,036  .54+++ 7.24+++   7.26    .0490
  U.S. Government Securities Fund:*
  Class I Shares:
  1992      7.14    .61      .105       .715    (.595)  --       (.595)    7.26   10.14  13,617,157  .53    8.46      38.75  --
  1993      7.26    .56     (.059)      .501    (.561)  --       (.561)    7.20    6.86  14,268,516  .52    7.71      43.10  --
  1994      7.20    .50     (.678)     (.178)   (.512)  --       (.512)    6.51   (2.75) 11,668,747  .55    7.37      18.28  --
  1995      6.51    .50      .345       .845    (.485)  --       (.485)    6.87   13.56  11,101,605  .61    7.50      5.48   --
  1996      6.87    .49     (.148)      .342    (.492)  --       (.492)    6.72    5.15  10,129,483  .61    7.18      8.01   --
  19973     6.72    .24     (.014)      .226    (.246)  --       (.246)    6.70    3.39   9,616,027  .62+++ 7.10+++   1.34   --
  Class II Shares:
  1995+     6.67    .21      .163       .373    (.193)  --       (.193)    6.85    5.66      11,695 1.18+++ 6.48+++   5.48   --
  1996      6.85    .45     (.148)      .302    (.452)  --       (.452)    6.70    4.55      57,657 1.17    6.80      8.01   --
  19973     6.70    .22     (.013)      .207    (.227)  --       (.227)    6.68    3.10      85,793 1.19+++ 6.53+++   1.34   --
  Advisor Class Shares:
  19974     6.76    .14     (.076)      .064    (.124)  --       (.124)    6.70    0.65       4,922  .55+++ 7.17+++   1.34   --


+For the period ended May 1, 1995 (effective date) to September 30, 1995.
++For the period September 16, 1996 (effective date) to September 30, 1996.
+++Annualized
*Maturity of U.S.  government  issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.
1Total return measures the change in value of an investment over the periods indicated.  It is not annualized.  It does not include the maximum front-end sales charge or contingent  deferred sales charge, and assumes  reinvestment of dividends and capital gains at net asset value.  Prior to May 1, 1994,  dividends  were  reinvested at the maximum  offering  price,  and capital gains at net asset value.  Effective May 1, 1994, with the  implementation of the Rule 12b-1  distribution plan for
Class I shares,  the sales charge on reinvested  dividends was  eliminated.  The total return may differ from that reported in the  Manager's  Discussion  due to  differences  between net asset  values  quoted and net asset values  calculated  for financial reporting purposes.
2Represents  the average broker  commission  rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.
3For the six months ended March 31, 1997.
4For the period January 1, 1997 (effective date) to March 31, 1997.





Franklin Custodian Funds Semi-Annual Report March 31, 1997.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a)OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio breakdown of the fund's securities on 3/31/97, based on total net assets.

Portfolio Breakdown on March 31, 1997

Pharmaceuticals                                               10.4%
Aerospace                                                      6.3%
Health Care - Diversified                                      6.3%
Transportation                                                 6.1%
Environmental Services                                         5.3%
Chemicals                                                      4.1%
Energy & Energy Services                                       3.7%
Data Services                                                  3.6%
Electronics
   & Electrical Equipment
Other Industries                                              21.8%
Short-Term Obligations                                        29.2%
   & Other Net Assets

GRAPHIC MATERIAL (2)

This chart shows in pie format the breakdown of the fund's securities on 3/31/97, based on total net assets.


Utilities Stocks                          86.7%
Utilities Bonds                           12.2%
Short-Term Obligations                     1.1%
  & Other Net Assets

GRAPHIC MATERIAL (3)

This chart shows in pie format the breakdown of the fund's securities on 3/31/97, based on total net assets.


Corporate Bonds                                     34.4%
Utilities  Stocks                                   20.1%
Foreign Bonds                                       11.8%
U.S. Treasury Bonds & Notes                          8.4%
Oil & Gas Stocks                                     5.2%
Metals                                               3.6%
REITs                                                1.7%
Consumer Goods Stocks                                1.9%
Telecommunications                                   1.6%
   Services Stocks
Pharmaceutical Stocks                                0.8%
Cable & Media Services                               0.8%
Other Stocks                                         2.8%
Cash & Equivalents                                   6.9%

GRAPHIC MATERIAL (4)

The following point graph chart compares the fund's risk/return against that of an average one-year CD, Merrill Lynch 10-year Treasury, and Merrill Lynch 30-year Treasury.

Risk vs. Return (4/92 - 3/97)

Fund                           3.40%                6.59%
ML 10-Year                     6.69%                6.60%
ML 30-Year                     9.77%                7.38%
1-Year CD                      0.32%                4.51%

GRAPHIC MATERIAL (5)

This bar chart shows the comparison between the fund's Class I shares yield of 6.68%, the average Ginnie Mae fund yield of 6.03%, the one-year CD yield of 5.90%, and the average money market fund yield of 4.68%, for the 30 days ended 3/31/97.

GRAPHIC MATERIAL (6)

This chart shows in pie format the breakdown of the fund's securities on 3/31/97, based on total net assets.

Portfolio Breakdown on March 31, 1997

Semiconductor Manufacturers                         17.3%
Computer Software                                    9.3%
Computer Hardware                                    8.6%
Telecommunications                                   8.0%
Pharmatceuticals                                     5.3%
Medical Services                                     4.6%
Networking                                           4.0%
Retail                                               3.7%
Business Services                                    3.3%
Precision Instruments/                               2.4%
  Test Equipment
Environmental Services                               2.4%
Other                                                3.4%
Short-Term Obligations                              27.7%
   & Other Net Assets